Execution Copy
                           CREDIT AGREEMENT

                             dated as of

                          November 23, 2004

                                among


                           BORGWARNER INC.
                                 and
                       BORGWARNER GERMANY GMBH,
                             as Borrowers
                       The Lenders Party Hereto


                 MORGAN STANLEY SENIOR FUNDING, INC.,
                       as Administrative Agent
                        and Syndication Agent


           E700,000,000 SENIOR BRIDGE TERM CREDIT FACILITY
                    ______________________________

                 MORGAN STANLEY SENIOR FUNDING, INC.,
                   as Lead Arranger and Book Runner

TABLE OF CONTENTS
                                 Page


ARTICLE 1
Definitions
Section 1.01.  Defined Terms                                     1
Section 1.02.  Terms Generally                                   16
Section 1.03.  Accounting Terms; GAAP                            16

ARTICLE 2
The Credits
Section 2.01.  Commitments                                       17
Section 2.02.  Requests For Borrowings                           17
Section 2.03.  Funding Of Borrowings                             18
Section 2.04.  Interest Elections                                       18
Section 2.05.  Termination And Reduction Of Commitments  19
Section 2.06.  Repayment Of Loans; Evidence Of Debt.             19
Section 2.07.  Prepayment Of Loans                               20
Section 2.08.  Fees                                              21
Section 2.09.  Interest                                          21
Section 2.10.  Alternate Rate Of Interest.                       22
Section 2.11.  Increased Costs                                   22
Section 2.12.  Break Funding Payments                            23
Section 2.13.  Taxes                                             24
Section 2.14.  Payments Generally; Pro Rata Treatment;
 Sharing Of Set-offs                                             24
Section 2.15.  Mitigation Obligations; Replacement Of Lenders    26
Section 2.16.  Escrow Account                                    26

ARTICLE 3
Representations And Warranties
Section 3.01.  Organization; Powers                              27
Section 3.02.  Authorization; Enforceability                     27
Section 3.03.  Governmental Approvals; No Conflicts              27
Section 3.04.  Financial Condition; No Material Adverse Effect   27
Section 3.05.  Properties                                        28
Section 3.06.  Litigation And Environmental Matters              28
Section 3.07.  Compliance With Laws And Agreements               28
Section 3.08.  Investment And Holding Company Status.            29
Section 3.09.  Taxes                                             29
Section 3.10.  ERISA                                             29
Section 3.11.  Federal Regulations                               29
Section 3.12.  Disclosure                                        29

ARTICLE 4
Conditions
Section 4.01.  Effective Date                                    30
Section 4.02.  Initial Borrowing




                                                                         31
Section 4.03.  Subsequent Borrowing                              32

ARTICLE 5
Affirmative Covenants
Section 5.01.  Financial Statements And Other Information        32
Section 5.02.  Notices Of Material Events                        33
Section 5.03.  Existence; Conduct Of Business                    34
Section 5.04.  Payment Of Obligations                            34
Section 5.05.  Maintenance Of Properties; Insurance              34
Section 5.06.  Books And Records; Inspection Rights              34
Section 5.07.  Compliance With Laws                              35
Section 5.08.  Use Of Proceeds                                   35
Section 5.09.  Conduct Of Tender Offer                           35
Section 5.10.  Prepayment Of Loans                               35

ARTICLE 6
Negative Covenants
Section 6.01.  Financial Covenants                               35
Section 6.02.  Liens.                                            36
Section 6.03.  Fundamental Changes                               37
Section 6.04.  Indebtedness                                      37
Section 6.05.  Acquisitions                                      38
Section 6.06.  Restricted Payments                               38
Section 6.07.  Transactions With Affiliates                      38
Section 6.08.  Restrictive Agreements                            39
Section 6.09.  Tender Offer Documentation                        39

ARTICLE 7
Events Of Default

ARTICLE 8
The Administrative Agent

ARTICLE 9
Guarantee
Section 9.01.  The Guarantee                                     44
Section 9.02.  Guarantee Unconditional                           44
Section 9.03.  Discharge Only Upon Payment In Full; Reinstatement
  In Certain Circumstances                                       44
Section 9.04.  Waiver By BorgWarner                              45
Section 9.05.  Subrogation                                       45
Section 9.06.  Stay Of Acceleration                              45
ARTICLE 10
Miscellaneous
Section 10.01.  Notices




                                                                         45
Section 10.02.  Waivers; Amendments                              46
Section 10.03.  Expenses; Indemnity; Damage Waiver               46
Section 10.04.  Successors And Assigns                   47
Section 10.05.  Survival




                                                                         49
Section 10.06.  Counterparts; Integration; Effectiveness




                                                                         50
Section 10.07.  Severability                                     50
Section 10.08.  Right Of Setoff




                                                                         50
Section 10.09.  Governing Law; Jurisdiction; Consent To Service
 Of Process                                                      51
Section 10.10.  WAIVER OF JURY TRIAL                     51
Section 10.11.  Headings                                         51
Section 10.12.  Confidentiality




                                                                         52
Section 10.13.  Judgment Currency                                52
Section 10.14.  USA PATRIOT Act                                  53
SCHEDULES:

Schedule 2.1            Commitments
Schedule 3.6     Disclosed Matters
Schedule 6.2     Existing Liens
Schedule 6.4     Indebtedness
Schedule 6.8     Restrictive Agreements

EXHIBITS:

Exhibit A        Form of Assignment and Acceptance
Exhibit B        Form of Opinion of BorgWarner's Counsel

              CREDIT AGREEMENT, dated
      as of November 23, 2004, among
      BORGWARNER INC., a Delaware
      corporation ("BorgWarner"), and
      BorgWarner Germany GmbH, a
      German limited liability company
      ("BorgWarner Germany" and,
      together with BorgWarner, the
      "Borrowers"), the several banks
      and other financial institutions
      from time to time parties hereto
      (the "Lenders"), and MORGAN
      STANLEY SENIOR FUNDING, INC., as
      syndication agent (in such
      capacity, the "Syndication
      Agent") and as administrative
      agent for the Lenders (in such
      capacity, the "Administrative
      Agent").

              The parties hereto agree
      as follows:

      ARTICLE 1

      Definitions

      Section 1.01      Defined Terms.
       As used in this Agreement, the
      following terms have the
      meanings specified below:

              "ABR", when used in
      reference to any Loan or
      Borrowing, refers to whether
      such Loan, or the Loans
      comprising such Borrowing, are
      bearing interest at a rate
      determined by reference to the
      Alternate Base Rate.

              "Acquisition" means the
      acquisition by BorgWarner
      Germany of the outstanding
      capital shares of Target through
      the Private Sale and the Tender
      Offer.

              "Adjusted Eurocurrency
      Rate" means, with respect to any
      Borrowing for any Interest
      Period, an interest rate per
      annum (rounded upwards, if
      necessary, to the next 1/16 of
      1%) equal to (a) the
      Eurocurrency Rate for such
      Interest Period multiplied by
      (b) the Statutory Reserve Rate.

              "Administrative Agent"
      has the meaning assigned to such
      term in the preamble.

              "Administrative
      Questionnaire" means an
      Administrative Questionnaire in
      a form supplied by the
      Administrative Agent.

              "Affiliate" means, with
      respect to a specified Person,
      another Person that directly, or
      indirectly through one or more
      intermediaries, Controls or is
      Controlled by or is under common
      Control with the Person specified.

              "Agents" means the
      collective reference to the
      Administrative Agent, the
      Syndication Agent and the
      Documentation Agents.

              "Agreement" means this
      Credit Agreement, as amended,
      supplemented or otherwise
      modified from time to time.

              "Alternate Base Rate"
      means, for any day, a rate per
      annum equal to the higher of (a)
      the Prime Rate in effect on such
      day and (b) the Federal Funds
      Effective Rate in effect on such
      day plus 1/2 of 1%.  Any change
      in the Alternate Base Rate due
      to a change in the Prime Rate or
      the Federal Funds Effective Rate
      shall be effective from and
      including the effective date of
      such change in the Prime Rate or
      the Federal Funds Effective
      Rate, respectively.

              "Applicable Percentage"
      means, with respect to any
      Lender, the percentage of the
      total Commitments represented by
      such Lender's Commitment.  If
      the Commitments have terminated
      or expired, the Applicable
      Percentages shall be determined
      based upon the Commitments most
      recently in effect, giving
      effect to any assignments.

              "Applicable Rate" means,
      for any day, with respect to any
      Eurocurrency Loan, or with
      respect to the facility fees
      payable hereunder, as the case
      may be, the applicable rate per
      annum set forth below under the
      caption "Eurocurrency Margin" or
      "Facility Fee Rate", as the case
      may be, based upon the ratings
      by Moody's and S&P,
      respectively, applicable on such
      date to the Index Debt:


      Index Debt Ratings:
      Eurocurrency Margin     Facility
                              Fee Rate
      Category 1
      A/A2 or higher          0.295%








                                               0.080%

      Category 2
      A-/A3                   0.385%








                                               0.090%

      Category 3
      BBB+/Baa1               0.515%








                                               0.110%

      Category 4
      BBB/Baa2        0.735%
                                      0.140%

      Category 5
      BBB-/Baa3 or lower      0.825%








                                               0.175%

              For purposes of the
      foregoing, (i) if either Moody's
      or S&P shall not have in effect
      a rating for the Index Debt
      (other than by reason of the
      circumstances referred to in the
      last sentence of this
      definition), then such rating
      agency shall be deemed to have
      established a rating in Category
      5; (ii) the rating of Index Debt
      on any day shall be deemed to be
      the rating in effect at the
      close of business on such day;
      (iii) if the ratings established
      or deemed to have been
      established by Moody's and S&P
      for the Index Debt shall fall
      within different Categories, the
      Applicable Rate shall be based
      on the higher of the two ratings
      (e.g., A-/Baa1 results in
      Category 2 status) unless one of
      the two ratings is two or more
      Categories lower than the other,
      in which case the Applicable
      Rate shall be determined by
      reference to the Category next
      below that of the higher of the
      two ratings (e.g., A-/Baa2
      results in Category 3 status);
      and (iv) if the ratings
      established or deemed to have
      been established by Moody's and
      S&P for the Index Debt shall be
      changed (other than as a result
      of a change in the rating system
      of Moody's or S&P), such change
      shall be effective as of the
      date on which it is first
      announced by the applicable
      rating agency.  Each change in
      the Applicable Rate shall apply
      during the period commencing on
      the effective date of such
      change and ending on the date
      immediately preceding the
      effective date of the next such
      change.  If the rating system of
      Moody's or S&P shall change, or
      if either such rating agency
      shall cease to be in the
      business of rating corporate
      debt obligations, BorgWarner and
      the Lenders shall negotiate in
      good faith to amend this
      definition to reflect such
      changed rating system or the
      unavailability of ratings from
      such rating agency and, pending
      the effectiveness of any such
      amendment, the Applicable Rate
      shall be determined by reference
      to the rating most recently in
      effect prior to such change or
      cessation.

              "Assignment and
      Acceptance" means an assignment
      and acceptance entered into by a
      Lender and an assignee (with the
      consent of any party whose
      consent is required by Section
      10.04), and accepted by the
      Administrative Agent, in the
      form of Exhibit A or any other
      form approved by the
      Administrative Agent.

              "Availability Period"
      means the period from and
      including the Funding Date to
      but excluding the earlier of the
      date on which the Certain Funds
      Period ends and the date of
      termination of the Commitments.

              "Board" means the Board
      of Governors of the Federal
      Reserve System of the United
      States of America.

              "BorgWarner" has the
      meaning assigned to such term in
      the preamble.

              "BorgWarner Germany" has
      the meaning assigned to such
      term in the preamble.

              "Borrowers" has the
      meaning assigned to such term in
      the preamble and "Borrower"
      means either of the Borrowers,
      as the context may require.

              "Borrowing" means Loans
      made on the same date and as to
      which a single Interest Period
      is in effect.

              "Borrowing Request"
      means a request by a Borrower
      for a Borrowing in accordance
      with Section 2.03.

              "Business Day" means any
      day that is not a Saturday,
      Sunday or other day on which
      commercial banks in New York
      City are authorized or required
      by law to remain closed;
      provided that when used in
      connection with a Loan "Business
      Day" shall also exclude any day
      which is not a TARGET Day.

              "Capital Lease
      Obligations" of any Person means
      the obligations of such Person
      to pay rent or other amounts
      under any lease of (or other
      arrangement conveying the right
      to use) real or personal
      property, or a combination
      thereof, which obligations are
      required to be classified and
      accounted for as capital leases
      on a balance sheet of such
      Person under GAAP, and the
      amount of such obligations shall
      be the capitalized amount
      thereof determined in accordance
      with GAAP.

              "Capital Stock" means
      any and all shares, interests,
      participations or other
      equivalents (however designated)
      of capital stock of a
      corporation, any and all
      equivalent ownership interests
      in a Person (other than a
      corporation) and any and all
      warrants or options to purchase
      any of the foregoing.

              "Certain Funds Period"
      means the period beginning on
      the Publication Date and ending
      on the earliest of (i)  the
      fifth Business Day following the
      date of expiry of the period for
      the Tender Offer pursuant to the
      German Takeover Act (including
      any extension of the Tender
      Offer permitted under applicable
      law and the subsequent offer
      period (weitere Annahmefrist)),
      (ii)  the date of termination of
      the Commitments by BorgWarner,
      and (iii) the date that is 120
      days after the Publication Date.

              "Change in Control"
      means (a) the acquisition of
      ownership, directly or
      indirectly, beneficially or of
      record, by any Person or group
      (within the meaning of the
      Exchange Act and the rules of
      the Securities and Exchange
      Commission thereunder as in
      effect on the date hereof), of
      shares representing more than
      30% of the aggregate ordinary
      voting power represented by the
      issued and outstanding capital
      stock of BorgWarner; (b)
      occupation of a majority of the
      seats (other than vacant seats)
      on the board of directors of
      BorgWarner by Persons who were
      neither (i) nominated by the
      board of directors of BorgWarner
      nor (ii) appointed by directors
      so nominated; or (c) the
      acquisition of direct or
      indirect Control of BorgWarner
      by any Person or group.

              "Change in Law" means
      (a) the adoption of any law,
      rule or regulation after the
      date of this Agreement, (b) any
      change in any law, rule or
      regulation or in the
      interpretation or application
      thereof by any Governmental
      Authority after the date of this
      Agreement or (c) compliance by
      any Lender (or, for purposes of
      Section 2.11(b), by any lending
      office of such Lender or by such
      Lender's holding company, if
      any) with any request, guideline
      or directive (whether or not
      having the force of law) of any
      Governmental Authority made or
      issued after the date of this
      Agreement.

              "Code" means the
      Internal Revenue Code of 1986,
      as amended from time to time.

              "Commitment" means, with
      respect to each Lender, the
      commitment of such Lender to
      make Loans, as such commitment
      may be (a) reduced from time to
      time pursuant to Section 2.05,
      or (b) reduced or increased from
      time to time pursuant to
      assignments by or to such Lender
      pursuant to Section 10.04.  The
      initial amount of each Lender's
      Commitment is set forth on
      Schedule 2.1, or in the
      Assignment and Acceptance
      pursuant to which such Lender
      shall have assumed its
      Commitment, as applicable.  The
      initial aggregate amount of the
      Commitments is E700,000,000.

              "Consolidated EBITDA"
      means, for any period,
      Consolidated Net Income for such
      period plus, without duplication
      and to the extent reflected as a
      charge in the statement of such
      Consolidated Net Income for such
      period, the sum of (a) income
      tax expense, (b) interest
      expense, amortization or
      writeoff of debt discount and
      debt issuance costs and
      commissions, discounts and other
      fees and charges associated with
      Indebtedness (including the
      Loans), (c) depreciation and
      amortization expense, (d)
      amortization of intangibles
      (including, but not limited to,
      goodwill) and organization
      costs, (e) any extraordinary,
      unusual or non-recurring
      non-cash expenses or losses
      (including, whether or not
      otherwise includable as a
      separate item in the statement
      of such Consolidated Net Income
      for such period, non-cash losses
      on sales of assets outside of
      the ordinary course of
      business), and (f) minority
      interest charges and any other
      non-cash charges, and minus, to
      the extent included in the
      statement of such Consolidated
      Net Income for such period, the
      sum of (a) interest income, (b)
      any extraordinary, unusual or
      non-recurring income or gains
      (including, whether or not
      otherwise includable as a
      separate item in the statement
      of such Consolidated Net Income
      for such period, gains on the
      sales of assets outside of the
      ordinary course of business) and
      (c) minority interest credits
      and any other non-cash income
      (except for all amounts that
      would, in conformity with GAAP,
      be set forth opposite the
      caption "equity in affiliate
      earnings and other income" (or
      any like caption) on a
      consolidated income statement of
      BorgWarner and its
      Subsidiaries), all as determined
      on a consolidated basis.  For
      the purposes of calculating
      Consolidated EBITDA for any
      period of four consecutive
      fiscal quarters (each, a
      "Reference Period") pursuant to
      any determination of the
      Leverage Ratio, (i) if at any
      time during such Reference
      Period BorgWarner or any
      Subsidiary shall have made any
      Material Disposition, the
      Consolidated EBITDA for such
      Reference Period shall be
      reduced by an amount equal to
      the Consolidated EBITDA (if
      positive) attributable to the
      property that is the subject of
      such Material Disposition for
      such Reference Period or
      increased by an amount equal to
      the Consolidated EBITDA (if
      negative) attributable thereto
      for such Reference Period and
      (ii) if during such Reference
      Period BorgWarner or any
      Subsidiary shall have made a
      Material Acquisition,
      Consolidated EBITDA for such
      Reference Period shall be
      calculated after giving pro
      forma effect thereto as if such
      Material Acquisition occurred on
      the first day of such Reference
      Period.  As used in this
      definition, "Material
      Acquisition" means any
      acquisition of property or
      series of related acquisitions
      of property that (a) constitutes
      assets comprising all or
      substantially all of an
      operating unit of a business or
      constitutes all or substantially
      all of the common stock of a
      Person and (b) involves the
      payment of consideration by
      BorgWarner and its Subsidiaries
      in excess of $50,000,000; and
      "Material Disposition" means any
      disposition of property or
      series of related dispositions
      of property that yields gross
      proceeds to BorgWarner or any of
      its Subsidiaries in excess of
      $50,000,000.

              "Consolidated Net
      Income" means, for any period,
      the consolidated net income (or
      loss) of BorgWarner and its
      Subsidiaries, determined on a
      consolidated basis in accordance
      with GAAP.

              "Consolidated Net Worth"
      means, at any date, all amounts
      that would, in conformity with
      GAAP, be set forth opposite the
      captions "minority interest" (or
      any like caption) and "total
      stockholders' equity" (or any
      like caption) on a consolidated
      balance sheet of BorgWarner and
      its Subsidiaries at such date.

              "Consolidated Total
      Assets" means at any date, all
      amounts that would, in
      conformity with GAAP, be set
      forth opposite the caption
      "total assets" (or any like
      caption) on a consolidated
      balance sheet of BorgWarner and
      its Subsidiaries at such date.

              "Consolidated Total
      Debt" means, at any date, the
      aggregate principal amount of
      all Indebtedness of BorgWarner
      and its Subsidiaries at such
      date, determined on a
      consolidated basis in accordance
      with GAAP.

              "Control" means the
      possession, directly or
      indirectly, of the power to
      direct or cause the direction of
      the management or policies of a
      Person, whether through the
      ability to exercise voting
      power, by contract or otherwise.
       "Controlling" and "Controlled"
      have meanings correlative
      thereto."Default" means any
      event or condition which
      constitutes an Event of Default
      or which upon notice, lapse of
      time or both would, unless cured
      or waived, become an Event of
      Default.

              "Disclosed Matters"
      means the actions, suits and
      proceedings and the
      environmental matters disclosed
      in Schedule 3.6.

              "Documentation Agents"
      has the meaning assigned to such
      term in the preamble.

              "Domestic Subsidiary"
      means any Subsidiary of
      BorgWarner organized under the
      laws of any jurisdiction within
      the United States.

              "Effective Date" means
      the date on which the conditions
      specified in Section 4.01 are
      satisfied (or waived in
      accordance with Section 10.02).

              "EMU" means the economic
      and monetary union in accordance
      with the Treaty of Rome 1957, as
      amended by the Single European
      Act 1986, the Maastricht Treaty
      of 1992 and the Amsterdam Treaty
      of 1998.

              "EMU Legislation" means
      the legislative measures of the
      European Council for the
      introduction of, changeover to
      or operation of a single or
      unified European currency.

              "Environmental Laws"
      means all laws, rules,
      regulations, codes, ordinances,
      orders, decrees, judgments,
      injunctions, notices or binding
      agreements issued, promulgated
      or entered into by any
      Governmental Authority, relating
      in any way to the environment,
      preservation or reclamation of
      natural resources, the
      management, release or
      threatened release of any
      Hazardous Material or to health
      and safety matters.

              "Environmental
      Liability" means any liability,
      contingent or otherwise
      (including any liability for
      damages, costs of environmental
      remediation, fines, penalties or
      indemnities), of BorgWarner or
      any Subsidiary directly or
      indirectly resulting from or
      based upon (a) violation of any
      Environmental Law, (b) the
      generation, use, handling,
      transportation, storage,
      treatment or disposal of any
      Hazardous Materials, (c)
      exposure to any Hazardous
      Materials, (d) the release or
      threatened release of any
      Hazardous Materials into the
      environment or (e) any contract,
      agreement or other consensual
      arrangement pursuant to which
      liability is assumed or imposed
      with respect to any of the
      foregoing.

              "ERISA" means the
      Employee Retirement Income
      Security Act of 1974, as amended
      from time to time.

              "ERISA Affiliate" means
      any trade or business (whether
      or not incorporated) that,
      together with BorgWarner, is
      treated as a single employer
      under Section 414(b) or (c) of
      the Code or, solely for purposes
      of Section 302 of ERISA and
      Section 412 of the Code, is
      treated as a single employer
      under Section 414 of the Code.

              "ERISA Event" means (a)
      any "reportable event", as
      defined in Section 4043 of ERISA
      or the regulations issued
      thereunder with respect to a
      Plan (other than an event for
      which the 30-day notice period
      is waived); (b) the existence
      with respect to any Plan of an
      "accumulated funding deficiency"
      (as defined in Section 412 of
      the Code or Section 302 of
      ERISA), whether or not waived;
      (c) the filing pursuant to
      Section 412(d) of the Code or
      Section 303(d) of ERISA of an
      application for a waiver of the
      minimum funding standard with
      respect to any Plan; (d) the
      incurrence by BorgWarner or any
      of its ERISA Affiliates of any
      liability under Title IV of
      ERISA with respect to the
      termination of any Plan; (e) the
      receipt by a BorgWarner or any
      ERISA Affiliate from the PBGC or
      a plan administrator of any
      notice relating to an intention
      to terminate any Plan or Plans
      or to appoint a trustee to
      administer any Plan; (f) the
      incurrence by BorgWarner or any
      of its ERISA Affiliates of any
      liability with respect to the
      withdrawal or partial withdrawal
      from any Plan or Multiemployer
      Plan; or (g) the receipt by
      BorgWarner or any ERISA
      Affiliate of any notice, or the
      receipt by any Multiemployer
      Plan from BorgWarner or any
      ERISA Affiliate of any notice,
      concerning the imposition of
      Withdrawal Liability or a
      determination that a
      Multiemployer Plan is, or is
      expected to be, insolvent or in
      reorganization, within the
      meaning of Title IV of ERISA.

              "Escrow Account" means
      an escrow account established on
      the books of the Administrative
      Agent or another financial
      institution satisfactory to the
      Administrative Agent and in the
      name of BorgWarner Germany, and
      subject to terms and conditions
      satisfactory to the
      Administrative Agent.

              "Euro Equivalent" means,
      with respect to any amount not
      denominated in Euros (an "Other
      Currency"), such amount
      converted to Euros at the spot
      rate at which such Other
      Currency is offered for sale
      against Euros as shown on
      Reuters page FX, WRLD at a time
      determined by the Administrative
      Agent on the day on which any
      relevant action is to be taken.

              "Euro" and "EUR" means
      the lawful currency of the
      Participating Member States
      introduced in accordance with
      EMU Legislation.

              "Eurocurrency Rate"
      means, for any Interest Period
      with respect to any Loan:

               (a)  the rate per annum
              equal to the rate
              determined by the
              Administrative Agent to
              be the offered rate that
              is quoted on the Reuters
              Telerate screen for
              deposits in Euro (for
              delivery on the first
              day of such Interest
              Period) with a term
              equivalent to such
              Interest Period,
              determined as of
              approximately 11:00
              a.m., London time, two
              (2) TARGET Days prior to
              the first day of such
              Interest Period, or

               (b)  in the event that
              such rate does not
              appear on the Reuters
              Telerate screen (or
              otherwise on such
              screen), the
              "Eurocurrency Rate"
              shall be determined by
              reference to such other
              comparable publicly
              available service for
              displaying eurocurrency
              rates as may be selected
              by the Administrative
              Agent or, in the absence
              of such availability, by
              reference to the rate at
              which the Administrative
              Agent is offered
              deposits in the
              applicable currency at
              or about 11:00 a.m.,
              London time, two TARGET
              Days prior to the
              beginning of such
              Interest Period in the
              interbank eurocurrency
              market where its
              eurocurrency and foreign
              currency and exchange
              operations are then
              being conducted for
              delivery on the first
              day of such Interest
              Period for the number of
              days comprised therein.

              "Event of Default" has
      the meaning assigned to such
      term in Article 7.

              "Exchange Act" means the
      Securities Exchange Act of 1934,
      as amended from time to time.

              "Exchange Rate" shall
      mean, with respect to any
      currency on a particular date,
      the rate at which such currency
      may be exchanged into Euro, as
      set forth on such date on the
      applicable Reuters currency page
      with respect to such currency.
      In the event that such rate does
      not appear on the applicable
      Reuters currency page, the
      Exchange Rate with respect to
      such currency shall be
      determined by reference to such
      other publicly available service
      for displaying exchange rates as
      may be agreed upon by the
      Administrative Agent and
      BorgWarner or, in the absence of
      such agreement, such Exchange
      Rate shall instead be JPMorgan
      Chase Bank, N.A.'s spot rate of
      exchange in the London interbank
      or other market where its
      foreign currency exchange
      operations in respect of such
      currency are then being
      conducted, at or about 10:00
      a.m., local time, at such date
      for the purchase of Euro with
      such currency for delivery two
      Business Days later; provided,
      however, that if at the time of
      any such determination, for any
      reason, no such spot rate is
      being quoted, the Administrative
      Agent may use any reasonable
      method it deems appropriate to
      determine such rate, and such
      determination shall be
      conclusive absent manifest error.

              "Excluded Taxes" means,
      with respect to the
      Administrative Agent, any
      Lender, or any other recipient
      of any payment to be made by or
      on account of any obligation of
      a Borrower hereunder, (a) income
      or franchise taxes imposed on
      (or measured by) its net income
      by the United States of America,
      or by the jurisdiction under the
      laws of which such recipient is
      organized or in which its
      principal office is located or,
      in the case of any Lender, in
      which its applicable lending
      office is located, (b) any
      branch profits taxes imposed by
      the United States of America or
      any similar tax imposed by any
      other jurisdiction in which such
      Borrower is located and (c) in
      the case of a Foreign Lender
      (other than an assignee pursuant
      to a request by a Borrower under
      Section 2.15(b)), any
      withholding tax that is imposed
      on amounts payable to such
      Foreign Lender at the time such
      Foreign Lender becomes a party
      to this Agreement or is
      attributable to such Foreign
      Lender's failure to comply with
      Section 2.13(e), except to the
      extent that such Foreign
      Lender's assignor (if any) was
      entitled, at the time of
      assignment, to receive
      additional amounts from a
      Borrower with respect to such
      withholding tax pursuant to
      Section Section 2.13(a).

              "Federal Funds Effective
      Rate" means, for any day, the
      weighted average (rounded
      upwards, if necessary, to the
      next 1/100 of 1%) of the rates
      on overnight Federal funds
      transactions with members of the
      Federal Reserve System arranged
      by Federal funds brokers, as
      published on the next succeeding
      Business Day by the Federal
      Reserve Bank of New York, or, if
      such rate is not so published
      for any day that is a Business
      Day, the average (rounded
      upwards, if necessary, to the
      next 1/100 of 1%) of the
      quotations for such day for such
      transactions received by the
      Administrative Agent from three
      Federal funds brokers of
      recognized standing selected by it.

              "Financial Officer"
      means the chief financial
      officer, principal accounting
      officer, treasurer or assistant
      treasurer of BorgWarner.

              "Foreign Lender" means
      any Lender that is organized
      under the laws of a jurisdiction
      other than that in which the
      applicable Borrower is located.
      For purposes of this definition,
      the United States of America,
      each State thereof and the
      District of Columbia shall be
      deemed to constitute a single
      jurisdiction.

              "Foreign Subsidiary"
      means any Subsidiary of
      BorgWarner that is not a
      Domestic Subsidiary.

              "Funding Date" means the
      date on which the conditions
      specified in Sections 4.01 and
      4.02 are satisfied (or waived in
      accordance with Section 10.02).

              "GAAP" means generally
      accepted accounting principles
      in the United States of America.

              "German FSA" means the
      German Federal Supervisory
      Authority for Financial Services.

              "German Takeover Act"
      means the German Securities
      Acquisition and Takeover Act
      (Wertpapiererwerbs-und
      UEbernahmegesetz) of December
      20, 2001, as amended.

              "German Stock
      Corporation Act" means the
      German Stock Corporation Act
      (Aktiengesetz) of September 16,
      1965, as amended.

              "Governmental Authority"
      means any government or nation
      or any political subdivision
      thereof, whether state or local,
      and any agency, authority,
      instrumentality, regulatory
      body, court, central bank or
      other entity exercising
      executive, legislative,
      judicial, taxing, regulatory or
      administrative powers or
      functions of or pertaining to
      government.

              "Guarantee" of or by any
      Person (the "guarantor") means
      any obligation, contingent or
      otherwise, of the guarantor
      guaranteeing or having the
      economic effect of guaranteeing
      any Indebtedness or other
      obligation of any other Person
      (the "primary obligor") in any
      manner, whether directly or
      indirectly, and including any
      obligation of the guarantor,
      direct or indirect, (a) to
      purchase or pay (or advance or
      supply funds for the purchase or
      payment of) such Indebtedness or
      other obligation or to purchase
      (or to advance or supply funds
      for the purchase of) any
      security for the payment
      thereof, (b) to purchase or
      lease property, securities or
      services for the purpose of
      assuring the owner of such
      Indebtedness or other obligation
      of the payment thereof, (c) to
      maintain working capital, equity
      capital or any other financial
      statement condition or liquidity
      of the primary obligor so as to
      enable the primary obligor to
      pay such Indebtedness or other
      obligation or (d) as an account
      party in respect of any letter
      of credit or letter of guaranty
      issued to support such
      Indebtedness or obligation;
      provided, that the term
      Guarantee shall not include
      endorsements for collection or
      deposit in the ordinary course
      of business.
              "Hazardous Materials"
      means all explosive or
      radioactive substances or wastes
      and all hazardous or toxic
      substances, wastes or other
      pollutants, including petroleum
      or petroleum distillates,
      asbestos or asbestos containing
      materials, polychlorinated
      biphenyls, radon gas, infectious
      or medical wastes and all other
      substances or wastes of any
      nature regulated pursuant to any
      Environmental Law.

              "Hedging Agreement"
      means any interest rate
      protection agreement, foreign
      currency exchange agreement,
      commodity price protection
      agreement or other interest or
      currency exchange rate or
      commodity price hedging
      arrangement.

              "Indebtedness" of any
      Person means, without
      duplication, (a) all obligations
      of such Person for borrowed
      money or with respect to
      deposits or advances of any
      kind, (b) all obligations of
      such Person evidenced by bonds,
      debentures, notes or similar
      instruments, (c) all obligations
      of such Person upon which
      interest charges are customarily
      paid, (d) all obligations of
      such Person under conditional
      sale or other title retention
      agreements relating to property
      acquired by such Person, (e) all
      obligations of such Person in
      respect of the deferred purchase
      price of property or services
      (excluding current accounts
      payable incurred in the ordinary
      course of business), (f) all
      Indebtedness of others secured
      by (or for which the holder of
      such Indebtedness has an
      existing right, contingent or
      otherwise, to be secured by) any
      Lien on property owned or
      acquired by such Person, whether
      or not the Indebtedness secured
      thereby has been assumed, (g)
      all Guarantees by such Person of
      Indebtedness of others, (h) all
      Capital Lease Obligations of
      such Person, (i) all
      obligations, contingent or
      otherwise, of such Person as an
      account party in respect of
      letters of credit and letters of
      guaranty and (j) all
      obligations, contingent or
      otherwise, of such Person in
      respect of bankers' acceptances.
       The Indebtedness of any Person
      shall include the Indebtedness
      of any other entity (including
      any partnership in which such
      Person is a general partner) to
      the extent such Person is liable
      therefor as a result of such
      Person's ownership interest in
      or other relationship with such
      entity, except to the extent the
      terms of such Indebtedness
      provide that such Person is not
      liable therefor.

              "Indemnified Taxes"
      means Taxes other than Excluded
      Taxes.

              "Index Debt" means (i)
      senior, unsecured, long-term
      indebtedness for borrowed money
      of BorgWarner that is not
      guaranteed by any other Person
      or subject to any other credit
      enhancement or (ii) if no
      indebtedness of the type
      described in clause (i) is
      outstanding, all senior,
      unsecured, long-term
      indebtedness of BorgWarner (that
      is not guaranteed by any other
      Person or subject to any other
      credit enhancement) registered
      under an effective shelf
      registration under Rule 415 of
      the Securities Act of 1933, as
      amended.

              "Interest Election
      Notice" means a notice by a
      Borrower specifying the duration
      of an Interest Period in
      accordance with Section 2.04.

              "Interest Payment Date"
      means the last day of the
      Interest Period applicable to
      the Borrowing of which such Loan
      is a part and, in the case of a
      Borrowing with an Interest
      Period of more than three
      months' duration, each day prior
      to the last day of such Interest
      Period that occurs at intervals
      of three months' duration after
      the first day of such Interest
      Period.

              "Interest Period" means
      (a) with respect to any
      Borrowing, the period commencing
      on the date of such Borrowing
      and ending on the numerically
      corresponding day in the
      calendar month that is one, two,
      three or six months thereafter,
      as the applicable Borrower may
      elect; provided, that (i) if any
      Interest Period would end on a
      day other than a Business Day,
      such Interest Period shall be
      extended to the next succeeding
      Business Day unless such next
      succeeding Business Day would
      fall in the next calendar month,
      in which case such Interest
      Period shall end on the next
      preceding Business Day and (ii)
      any Interest Period pertaining
      to a Borrowing that commences on
      the last Business Day of a
      calendar month (or on a day for
      which there is no numerically
      corresponding day in the last
      calendar month of such Interest
      Period) shall end on the last
      Business Day of the last
      calendar month of such Interest
      Period.

              "July Credit Agreement"
      means the Credit Agreement dated
      as of July 22, 2004 among
      BorgWarner, as borrower, the
      lenders from time to time party
      thereto, JPMorgan Chase Bank, as
      administrative agent, and the
      other agents from time to time
      party thereto.

              "Lead Arranger" means
      Morgan Stanley Senior Funding,
      Inc., as lead arranger and book
      runner for this Agreement.

              "Lenders" means the
      Persons listed on Schedule 2.1
      and any other Person that shall
      have become a party hereto
      pursuant to an Assignment and
      Acceptance, other than any such
      Person that ceases to be a party
      hereto pursuant to an Assignment
      and Acceptance.

              "Leverage Ratio" means,
      as at the last day of any
      period, the ratio of (a)
      Consolidated Total Debt on such
      day to (b) Consolidated EBITDA
      for such period.

              "Lien" means, with
      respect to any asset, (a) any
      mortgage, deed of trust, lien,
      pledge, hypothecation,
      encumbrance, charge or security
      interest in, on or of such
      asset, (b) the interest of a
      vendor or a lessor under any
      conditional sale agreement,
      capital lease or title retention
      agreement (or any financing
      lease having substantially the
      same economic effect as any of
      the foregoing) relating to such
      asset and (c) in the case of
      securities, any purchase option,
      call or similar right of a third
      party with respect to such
      securities.

              "Loans" means the loans
      made by the Lenders to the
      Borrowers pursuant to this
      Agreement.

              "Major Default" means
      (i) any of the Events of Default
      enumerated in clauses (a), (b)
      (without giving effect to any
      grace period that would
      otherwise apply), (f), (h) (i),
      and (j) of Article 7 (but, in
      the case of (h), (i), and (j),
      only with respect to either
      Borrower or any Subsidiary that
      would meet the definition of
      "significant subsidiary"
      contained as of the date hereof
      in Regulation S-X of the U.S.
      Securities and Exchange
      Commission), (ii) the
      invalidity, unlawfulness or
      repudiation of this Agreement
      and any Notes or other related
      documents, and (iii)
      BorgWarner's failure to observe
      or perform any covenant
      condition or agreement in
      Sections 6.02, 6.04, and 6.09.

              "Material Adverse
      Effect" means a material adverse
      effect on (a) the business,
      assets, operations, prospects or
      condition, financial or
      otherwise, of BorgWarner and the
      Subsidiaries taken as a whole,
      (b) the ability of a Borrower to
      perform any of its obligations
      under this Agreement or (c) the
      rights of or benefits available
      to the Lenders under this
      Agreement.

              "Material Indebtedness"
      means Indebtedness (other than
      the Loans and Letters of
      Credit), or obligations in
      respect of one or more Hedging
      Agreements, of any one or more
      of BorgWarner and the
      Subsidiaries in an aggregate
      principal amount exceeding
      $50,000,000.  For purposes of
      determining Material
      Indebtedness, the "principal
      amount" of the obligations of
      BorgWarner or any Subsidiary in
      respect of any Hedging Agreement
      at any time shall be the maximum
      aggregate amount (giving effect
      to any netting agreements) that
      BorgWarner or such Subsidiary
      would be required to pay if such
      Hedging Agreement were
      terminated at such time.

              "Maturity Date" means
      the earlier of November 22, 2005
      and the fifth Business Day
      following the date the Tender
      Offer lapses or terminates;
      provided that if the Tender
      Offer is consummated prior to
      the consummation of the Private
      Sale, then the Maturity Date
      shall be the Business Day
      following the date on which the
      Tender Offer is consummated.

              "Moody's" means Moody's
      Investors Service, Inc.

              "Multiemployer Plan"
      means a multiemployer plan as
      defined in Section 4001(a)(3) of
      ERISA.

              "Net Cash Proceeds"
      means, with respect to any
      Reduction Event, (a) an amount
      equal to the cash proceeds
      received by BorgWarner or any of
      its Subsidiaries in respect of
      such Reduction Event, including
      any cash received in respect of
      any non-cash proceeds, but only
      as and when received, in each
      case net of (b) the sum of (i)
      all reasonable fees and
      out-of-pocket expenses paid by
      such Person to third parties
      (other than Affiliates) in
      connection with such event, (ii)
      in the case of a Reduction Event
      arising from the disposition of
      property (an "Asset Sale"), the
      amount of all payments required
      to be made by such Person as a
      result of such event to repay or
      redeem (x) Indebtedness (other
      than Loans) secured by such
      asset or otherwise subject to
      mandatory prepayment as a result
      of such event and (y) minority
      interests in such asset, and
      (iii) in the case of an Asset
      Sale, the amount of all taxes
      paid (or reasonably estimated to
      be payable) by such Person, and
      the amount of any reserves
      established by such Person to
      fund contingent liabilities
      reasonably estimated to be
      payable, in each case during the
      year that such Reduction Event
      occurred or the next succeeding
      year and that are directly
      attributable to such Reduction
      Event (as determined reasonably
      and in good faith by a Financial
      Officer).

              "Notes" means promissory
      notes of a Borrower evidencing
      such Borrower's obligation to
      repay the Loans made to it, and
      "Note" means any one of such
      promissory notes issued hereunder.

              "Other Taxes" means any
      and all present or future stamp
      or documentary taxes or any
      other excise or property taxes,
      charges or similar levies
      arising from any payment made
      hereunder or from the execution,
      delivery or enforcement of, or
      otherwise with respect to, this
      Agreement.

              "Overnight Rate" means,
      for any day, the rate of
      interest per annum at which
      overnight deposits in Euro, in
      an amount approximately equal to
      the amount with respect to which
      such rate is being determined,
      would be offered for such day by
      a branch or Affiliate of
      JPMorgan Chase Bank, N.A. in the
      London interbank market or other
      market for such currency to
      major banks in such interbank
      market.

              "Participating Member
      State" means any member state of
      the EMU which has the Euro as
      its lawful currency.

              "PBGC" means the Pension
      Benefit Guaranty Corporation
      referred to and defined in ERISA
      and any successor entity
      performing similar functions.

              "Permitted Encumbrances"
      means:

      (a) Liens for taxes not yet due
      or which are being contested in
      good faith by appropriate
      proceedings, provided that
      adequate reserves with respect
      thereto are maintained on the
      books of BorgWarner or its
      Subsidiaries, as the case may
      be, in conformity with GAAP (or,
      in the case of Foreign
      Subsidiaries, generally accepted
      accounting principles in effect
      from time to time in their
      respective jurisdictions of
      incorporation;

      (b) carriers', warehousemen's,
      mechanics', materialmen's,
      repairmen's and other like Liens
      imposed by law, arising in the
      ordinary course of business and
      securing obligations that are
      not overdue by more than 60 days
      or are being contested in
      compliance with Section 5.04;

      (c) pledges and deposits made in
      the ordinary course of business
      in compliance with workers'
      compensation, unemployment
      insurance and other social
      security laws or regulations;

      (d) deposits to secure the
      performance of bids, trade
      contracts, leases, statutory
      obligations, surety and appeal
      bonds, performance bonds and
      other obligations of a like
      nature, in each case in the
      ordinary course of business; and

      (e) easements, zoning
      restrictions, rights-of-way and
      similar encumbrances on real
      property imposed by law or
      arising in the ordinary course
      of business that do not secure
      any monetary obligations and do
      not materially detract from the
      value of the affected property
      or interfere with the ordinary
      conduct of business of
      BorgWarner or any Subsidiary;
      provided that the term
      "Permitted Encumbrances" shall
      not include any Lien securing
      Indebtedness.

              "Person" means any
      natural person, corporation,
      limited liability company,
      trust, joint venture,
      association, company,
      partnership, Governmental
      Authority or other entity.

              "Plan" means any
      employee pension benefit plan
      (other than a Multiemployer
      Plan) subject to the provisions
      of Title IV of ERISA or Section
      412 of the Code or Section 302
      of ERISA, and in respect of
      which BorgWarner or any ERISA
      Affiliate is (or, if such plan
      were terminated, would under
      Section 4069 of ERISA be deemed
      to be) an "employer" as defined
      in Section 3(5) of ERISA.

              "Prime Rate" means the
      rate of interest per annum
      publicly announced from time to
      time by JPMorgan Chase Bank,
      N.A., as its prime rate in
      effect at its principal office
      in New York City; each change in
      the Prime Rate shall be
      effective from and including the
      date such change is publicly
      announced as being effective.

              "Private Sale" means the
      acquisition by BorgWarner
      Germany of up to 63% of the
      capital shares of Target
      pursuant to the Sale and
      Purchase Documentation.

              "Publication Date" means
      the date on which the Tender
      Offer Documentation is published
      in accordance with the German
      Takeover Act.

              "Reduction Event"  means
      any of the following occurring
      on or after the date hereof:

              (i)  any sale, transfer
      or other disposition (including
      pursuant to a sale and leaseback
      transaction) of any property of
      BorgWarner or any Subsidiary,
      except dispositions of assets in
      the ordinary course resulting in
      aggregate Net Cash Proceeds not
      exceeding $2,500,000 for any
      disposition transaction or
      $50,000,000 for all qualifying
      dispositions; and

              (ii)  the incurrence by
      BorgWarner or any Subsidiary of
      any Indebtedness, including
      without limitation pursuant to a
      public offering, a private
      placement or a syndicated bank
      financing, except (w)
      Indebtedness incurred under this
      Agreement, (x) Indebtedness
      incurred under the July Credit
      Agreement in an aggregate amount
      of up to $100,000,000; provided
      that such Indebtedness is not
      used directly or indirectly to
      finance the Acquisition, (y)
      Indebtedness incurred under any
      Receivables Facility in the
      ordinary course of business, and
      (z) bilateral lines of credit
      existing on the Effective Date
      and refinancings and renewals
      thereof in the ordinary course
      of business that do not
      materially increase the
      aggregate principal amount
      outstanding thereunder; and

              (iii)  the issuance by
      BorgWarner or any Subsidiary of
      any equity security, including
      without limitation any
      equity-linked security, or the
      receipt by BorgWarner or any
      Subsidiary of any capital
      contribution, except (x) any
      such issuance of any equity
      security to, or receipt of any
      such capital contribution from,
      BorgWarner or any Subsidiary,
      and (y) any such issuance in
      connection with the exercise of
      employee stock options.

              "Receivables Facility"
      means receivables financings of
      BorgWarner and its Subsidiaries
      in an aggregate principal amount
      not to exceed $200,000,000 at
      any one time outstanding for
      BorgWarner and its Domestic
      Subsidiaries, $200,000,000 at
      any one time outstanding for its
      Foreign Subsidiaries, or
      $300,000,000 at any one time
      outstanding for BorgWarner and
      its Subsidiaries, which
      receivables financings shall be
      upon terms and subject to
      conditions reasonably
      satisfactory to the Required
      Lenders, but in any event no
      less restrictive to BorgWarner
      and its Subsidiaries than those
      for any such receivables
      financings in effect on the date
      hereof.

              "Register" has the
      meaning set forth in Section 10.04.

              "Related Parties" means,
      with respect to any specified
      Person, such Person's Affiliates
      and the respective directors,
      officers, employees, agents and
      advisors of such Person and such
      Person's Affiliates.  With
      respect to each Lender (other
      than the Administrative Agent)
      and for the purpose of Section
      10.03, it is hereby understood
      that such Lender's "agents" (as
      such term is used in the
      preceding sentence) shall not
      include the Administrative Agent
      or agents of the Administrative
      Agent.

              "Required Lenders"
      means, at any time, Lenders
      having Commitments and Loans
      outstanding representing more
      than 50% of the total
      Commitments and Loans
      outstanding at such time.

              "S&P" means Standard &
      Poor's Ratings Services, a
      division of the McGraw Hill
      Companies, Inc.

              "Sale and Purchase
      Agreement" means the Sale and
      Purchase Agreement dated October
      30, 2004 by and between
      BorgWarner Germany and the
      holders of shares of Target
      representing approximately 63%
      of the registered capital of
      Target.

              "Sale and Purchase
      Documentation" means the Sale
      and Purchase Agreement and any
      related agreements, instruments
      or documents.

               "Settlement Account"
      means account no. 636-0758,
      Bankleitzahl 512 209 00, BIC:
      MSFFDEFX, confirmed by Morgan
      Stanley Bank AG  as being the
      account into which the payments
      relating to Target shares
      accepted in the Tender Offer are
      to be made.

              "Statutory Reserve Rate"
      means a fraction (expressed as a
      decimal), the numerator of which
      is the number one and the
      denominator of which is the
      number one minus the aggregate
      of the maximum reserve
      percentages (including any
      marginal, special, emergency or
      supplemental reserves) expressed
      as a decimal established by the
      Board to which the
      Administrative Agent is subject,
      for eurocurrency funding
      (currently referred to as
      "Eurocurrency Liabilities" in
      Regulation D of the Board).
      Such reserve percentages shall
      include those imposed pursuant
      to such Regulation D.  The Loans
      shall be deemed to constitute
      eurocurrency funding and to be
      subject to such reserve
      requirements without benefit of
      or credit for proration,
      exemptions or offsets that may
      be available from time to time
      to any Lender under such
      Regulation D or any comparable
      regulation.  The Statutory
      Reserve Rate shall be adjusted
      automatically on and as of the
      effective date of any change in
      any reserve percentage.

              "subsidiary" means, with
      respect to any Person (the
      "parent") at any date, any
      corporation, limited liability
      company, partnership,
      association or other entity the
      accounts of which would be
      consolidated with those of the
      parent in the parent's
      consolidated financial
      statements if such financial
      statements were prepared in
      accordance with GAAP as of such
      date, as well as any other
      corporation, limited liability
      company, partnership,
      association or other entity (a)
      of which securities or other
      ownership interests representing
      more than 50% of the equity or
      more than 50% of the ordinary
      voting power or, in the case of
      a partnership, more than 50% of
      the general partnership
      interests are, as of such date,
      owned, controlled or held, or
      (b) that is, as of such date,
      otherwise Controlled, by the
      parent or one or more
      subsidiaries of the parent or by
      the parent and one or more
      subsidiaries of the parent.

              "Subsidiary" means any
      subsidiary of BorgWarner.

              "Syndication Agent" has
      the meaning assigned to such
      term in the preamble.

              "Target" means Beru AG,
      an aktiengesellschaft organized
      under the laws of Germany.

              "TARGET Day" means any
      day on which the Trans-European
      Automated Real-time Gross
      Settlement Express Transfer
      (TARGET) payment system (or if
      such payment system ceases to be
      operative, such other payment
      system (if any) determined by
      the Administrative Agent to be a
      suitable replacement) is open
      for the settlement of payments
      in Euro.

              "Taxes" means any and
      all present or future taxes,
      levies, imposts, duties,
      deductions, charges or
      withholdings imposed by any
      Governmental Authority.

              "Tender Offer" means a
      tender offer by BorgWarner
      Germany for those shares of
      Target that have not been
      purchased in the Private Sale;
      provided that the term "Tender
      Offer" shall not include any
      offer to the shareholders of the
      Target under Section 35 of the
      German Takeover Act.

              "Tender Offer
      Documentation" means the tender
      offer document
      (Angebotsunterlage) relating to
      the Tender Offer, substantially
      in the form filed with the
      German FSA on the Effective Date
      and as amended or modified
      thereafter from time to time
      until approved by the German FSA
      and published by BorgWarner
      Germany pursuant to section 14
      of the German Takover Act on the
      Publication Date.
              "Transactions" means the
      execution, delivery and
      performance by the Borrowers of
      this Agreement, the borrowing of
      Loans, the use of the proceeds
      thereof and the consummation of
      the Acquisition.

              "Withdrawal Liability"
      means liability to a
      Multiemployer Plan as a result
      of a complete or partial
      withdrawal from such
      Multiemployer Plan, as such
      terms are defined in Part I of
      Subtitle E of Title IV of ERISA.

              Section 1.02    .  Terms
      Generally.  The definitions of
      terms herein shall apply equally
      to the singular and plural forms
      of the terms defined.  Whenever
      the context may require, any
      pronoun shall include the
      corresponding masculine,
      feminine and neuter forms.  The
      words "include", "includes" and
      "including" shall be deemed to
      be followed by the phrase
      "without limitation".  The word
      "will" shall be construed to
      have the same meaning and effect
      as the word "shall".  Unless the
      context requires otherwise (a)
      any definition of or reference
      to any agreement, instrument or
      other document herein shall be
      construed as referring to such
      agreement, instrument or other
      document as from time to time
      amended, supplemented or
      otherwise modified (subject to
      any restrictions on such
      amendments, supplements or
      modifications set forth herein),
      (b) any reference herein to any
      Person shall be construed to
      include such Person's successors
      and assigns, (c) the words
      "herein", "hereof" and
      "hereunder", and words of
      similar import, shall be
      construed to refer to this
      Agreement in its entirety and
      not to any particular provision
      hereof, (d) all references
      herein to Articles, Sections,
      Exhibits and Schedules shall be
      construed to refer to Articles
      and Sections of, and Exhibits
      and Schedules to, this Agreement
      and (e) the words "asset" and
      "property" shall be construed to
      have the same meaning and effect
      and to refer to any and all
      tangible and intangible assets
      and properties, including cash,
      securities, accounts and
      contract rights.

      Section 1.03    .  Accounting
      Terms; GAAP.  Except as
      otherwise expressly provided
      herein, all terms of an
      accounting or financial nature
      shall be construed in accordance
      with GAAP, as in effect from
      time to time; provided that, if
      BorgWarner notifies the
      Administrative Agent that
      BorgWarner requests an amendment
      to any provision hereof to
      eliminate the effect of any
      change occurring after the date
      hereof in GAAP or in the
      application thereof on the
      operation of such provision (or
      if the Administrative Agent
      notifies BorgWarner that the
      Required Lenders request an
      amendment to any provision
      hereof for such purpose),
      regardless of whether any such
      notice is given before or after
      such change in GAAP or in the
      application thereof, then such
      provision shall be interpreted
      on the basis of GAAP as in
      effect and applied immediately
      before such change shall have
      become effective until such
      notice shall have been withdrawn
      or such provision amended in
      accordance herewith.

      ARTICLE 2

      The Credits

      Section 2.01    .  Commitments.
      (a)  Loans each Lender severally
      agrees, on the terms and
      conditions set forth in this
      Agreement, to make one or more
      loans to the Borrowers pursuant
      to this subsection from time to
      time during the Availability
      Period, in an aggregate amount
      not to exceed such Lender's
      Commitment as in effect at such
      time. Each Borrowing shall be
      made from the several Lenders
      ratably in proportion to their
      respective Commitments.  The
      Commitments are not revolving in
      nature, and Loans that are
      prepaid or repaid may not be
      reborrowed.  Loans may be used
      for the purposes set forth in
      Section 5.08.

             (b)      Currency and
      Amount of Each Borrowing.  Each
      Borrowing shall be denominated
      in Euros. Each Borrowing shall
      be in an aggregate amount of
      E5,000,000 or any larger
      integral multiple of E5,000,000;
      provided that any Borrowing may
      be in an aggregate amount equal
      to the maximum aggregate amount
      then available for borrowing
      under the Commitments.

      Section 2.02    .  Requests For
      Borrowings.  To request a
      Borrowing, the relevant Borrower
      shall notify the Administrative
      Agent of such request by
      telephone not later than 12:00
      noon New York City time, three
      Business Days before the date of
      the proposed Borrowing.  Each
      such telephonic Borrowing
      Request shall be irrevocable and
      shall be confirmed promptly by
      hand delivery or telecopy (or
      transmitted by electronic
      communication, if arrangements
      for doing so have been approved
      by the Administrative Agent) to
      the Administrative Agent of a
      written Borrowing Request in a
      form approved by the
      Administrative Agent and signed
      by the applicable Borrower.
      Each such telephonic and written
      Borrowing Request shall specify
      the following information:

                      (i)     the
              aggregate amount of the
              requested Borrowing;

                      (ii)    the date
              of such Borrowing, which
              shall be a Business Day;

                      (iii)   the
              initial Interest Period
              to be applicable
              thereto, which shall be
              a period contemplated by
              the definition of the
              term "Interest Period"; and

                      (iv)    unless
              the proceeds of such
              Borrowing are to be used
              to consummate the Tender
              Offer, the location and
              number of such
              Borrower's account to
              which funds are to be
              disbursed, which shall
              comply with the
              requirements of Section
              2.03.

      If no Interest Period is
      specified with respect to any
      requested Borrowing, then the
      applicable Borrower shall be
      deemed to have selected an
      Interest Period of one month's
      duration.  Promptly following
      receipt of a Borrowing Request
      in accordance with this Section,
      the Administrative Agent shall
      advise each Lender of the
      details thereof and of the
      amount of such Lender's Loan to
      be made as part of the requested
      Borrowing.

      Section 2.03    .  Funding Of
      Borrowings.  (a)  Each Lender
      shall make each Loan to be made
      by it hereunder on the proposed
      date thereof by wire transfer in
      same day funds by the time
      specified by the Administrative
      Agent, to the account of the
      Administrative Agent most
      recently designated by it for
      such purpose by notice to the
      Lenders.  The Administrative
      Agent will make such Loans
      available to the applicable
      Borrower by promptly crediting
      the amounts so received, in like
      funds, to an account of such
      Borrower designated by such
      Borrower in the applicable
      Borrowing Request, provided that
      if the proceeds of the Loans are
      to be used to consummate the
      Tender Offer, the Administrative
      Agent shall wire such funds
      directly to the Settlement Account.

            (b)       Unless the
      Administrative Agent shall have
      received notice from a Lender
      prior to the proposed date of
      any Borrowing that such Lender
      will not make available to the
      Administrative Agent such
      Lender's share of such
      Borrowing, the Administrative
      Agent may assume that such
      Lender has made such share
      available on such date in
      accordance with paragraph [a] of
      this Section and may, in
      reliance upon such assumption,
      make available to the Borrower a
      corresponding amount.  In such
      event, if a Lender has not in
      fact made its share of the
      applicable Borrowing available
      to the Administrative Agent,
      then the applicable Lender and
      the applicable Borrower
      severally agree to pay to the
      Administrative Agent forthwith
      on demand such corresponding
      amount with interest thereon,
      for each day from and including
      the date such amount is made
      available to such Borrower to
      but excluding the date of
      payment to the Administrative
      Agent, at (i) in the case of
      such Lender, the applicable
      Overnight Rate from time to time
      in effect and (ii) in the case
      of the Borrower, the interest
      rate on the applicable
      Borrowing.  If such Lender pays
      such amount to the
      Administrative Agent, then such
      amount shall constitute such
      Lender's Loan included in such
      Borrowing.

      Section 2.04    .  Interest
      Elections.  (a)  The initial
      Interest Period for each
      Borrowing shall be specified by
      the relevant Borrower in the
      applicable Borrowing Request.
      The relevant Borrower may
      specify the duration of each
      subsequent Interest Period
      applicable to such Borrowing by
      delivering to the Administrative
      Agent, not later that 12:00 noon
      New York City time on the third
      Business Day before the end of
      the immediately preceding
      Interest Period, a notice by
      telephone or electronic
      communication (if arrangements
      for doing so have been approved
      by the Administrative Agent)
      specifying the Borrowing to
      which such notice applies and
      the duration of such subsequent
      Interest Period (which shall
      comply with the provisions of
      the definition of Interest
      Period).  Such notice may, if it
      so specifies, apply to only a
      portion of the aggregate
      principal amount of the affected
      Borrowing in which case each
      such portion shall be allocated
      ratably among the Lenders
      holding the Loans comprising
      such Borrowing, and the Loans
      comprising each such portion
      shall be considered a separate
      Borrowing.  Each such telephonic
      Interest Election Notice shall
      be irrevocable and shall be
      confirmed promptly by hand
      delivery or telecopy or by
      electronic communication (if
      arrangements for doing so have
      been approved by the
      Administrative Agent) to the
      Administrative Agent of a
      written Interest Election Notice
      in a form approved by the
      Administrative Agent and signed
      by the Borrower.

             (b)      Promptly
      following receipt of an Interest
      Election Notice, the
      Administrative Agent shall
      advise each applicable Lender of
      the details thereof and of such
      Lender's portion of each
      resulting Borrowing.

             (c)      If a Borrower
      fails to deliver a timely
      Interest Election Notice with
      respect to a Borrowing prior to
      the end of the Interest Period
      applicable thereto, then, unless
      such Borrowing is repaid as
      provided herein, at the end of
      such Interest Period the
      subsequent Interest Period for
      such Borrowing shall be deemed
      to have a duration of one month.
       Notwithstanding any contrary
      provision hereof, if an Event of
      Default has occurred and is
      continuing and the
      Administrative Agent, at the
      request of the Required Lenders,
      so notifies the Borrower, then,
      so long as an Event of Default
      is continuing, each subsequent
      Interest Period for each
      Borrowing shall be deemed to
      have a duration of one month.

      Section 2.05    .  Termination
      And Reduction Of Commitments.
      (a)  Unless previously
      terminated, the Commitments
      shall terminate on the earlier
      of the date on which the Certain
      Funds Period ends and the date
      the Tender Offer lapses or
      terminates.

             (b)      BorgWarner may
      at any time terminate, or from
      time to time reduce, the unused
      Commitments; provided that (i)
      each reduction of the
      Commitments shall be in an
      amount that is an integral
      multiple of E5,000,000 and not
      less than E25,000,000 and (ii)
      BorgWarner may not reduce the
      Commitments on any date prior to
      or during the Certain Funds
      Period without the consent of
      Morgan Stanley Bank AG unless
      contemporaneously with any such
      reduction BorgWarner shall have
      deposited into the Escrow
      Account the Euro Equivalent (as
      reasonably determined by the
      Administrative Agent) of such
      reduction.

             (c)      The Commitments
      shall be automatically reduced
      by the amount of cash and cash
      equivalents (other than the
      proceeds of Loans) used to
      consummate the Acquisition.

             (d)      On any Business
      Day prior to or during the
      Certain Funds Period on which
      any Net Cash Proceeds are
      received by BorgWarner or any
      Subsidiary in respect of any
      Reduction Event, the Commitments
      shall be automatically reduced
      by an amount equal to the Euro
      Equivalent of such Net Cash
      Proceeds, and BorgWarner or such
      Subsidiary shall immediately
      deposit such Net Cash Proceeds
      in the Escrow Account in
      accordance with Section 2.16.

             (e)      BorgWarner shall
      notify the Administrative Agent
      of any election to terminate or
      reduce the Commitments under
      paragraph of this Section at
      least three Business Days prior
      to the effective date of such
      termination or reduction,
      specifying such election and the
      effective date thereof.
      Promptly following receipt of
      any notice, the Administrative
      Agent shall advise the
      applicable Lenders of the
      contents thereof.  Each notice
      delivered by BorgWarner pursuant
      to this Section shall be
      irrevocable; provided that a
      notice of termination of any
      Commitments delivered by
      BorgWarner may state that such
      notice is conditioned upon the
      effectiveness of other credit
      facilities, in which case such
      notice may be revoked by
      BorgWarner (by notice to the
      Administrative Agent on or prior
      to the specified effective date)
      if such condition is not
      satisfied.  Any termination or
      reduction of the Commitments
      shall be permanent.  Each
      reduction of any Commitments
      shall be made ratably among the
      applicable Lenders in accordance
      with their respective applicable
      Commitments.

      Section 2.06    .  Repayment Of
      Loans; Evidence Of Debt.

             (a)      Each Borrower
      hereby unconditionally promises
      to pay to the Administrative
      Agent for the account of each
      Lender the then unpaid principal
      amount of each Loan of such
      Borrower on the Maturity Date.

             (b)      Each Lender
      shall maintain in accordance
      with its usual practice an
      account or accounts evidencing
      the indebtedness of each
      Borrower to such Lender
      resulting from each Loan made by
      such Lender, including the
      amounts of principal and
      interest payable and paid to
      such Lender from time to time
      hereunder.

             (c)      The
      Administrative Agent shall
      maintain accounts in which it
      shall record (i) the amount of
      each Loan made hereunder and the
      Interest Period applicable
      thereto, (ii) the amount of any
      principal or interest due and
      payable or to become due and
      payable from each Borrower to
      each Lender hereunder and (iii)
      the amount of any sum received
      by the Administrative Agent
      hereunder for the account of the
      Lenders and each Lender's share
      thereof.

             (d)      The entries made
      in the accounts maintained
      pursuant to paragraph (b) or [c]
      of this Section shall be prima
      facie evidence of the existence
      and amounts of the obligations
      recorded therein; provided that
      the failure of any Lender or the
      Administrative Agent to maintain
      such accounts or any error
      therein shall not in any manner
      affect the obligation of the
      Borrowers to repay the Loans in
      accordance with the terms of
      this Agreement.

             (e)      Any Lender may
      request that Loans made by it be
      evidenced by a Note.  In such
      event, each Borrower shall
      prepare, execute and deliver to
      such Lender a Note payable to
      the order of such Lender (or, if
      requested by such Lender, to
      such Lender and its registered
      assigns) and in a form approved
      by the Administrative Agent.
      Thereafter, the Loans evidenced
      by such Note and interest
      thereon shall at all times
      (including after assignment
      pursuant to Section 10.04) be
      represented by one or more Notes
      in such form payable to the
      order of the payee named therein
      (or, if such Note is a
      registered Note, to such payee
      and its registered assigns).

      Section 2.07    .  Prepayment Of
      Loans.  (a)  A Borrower shall
      have the right at any time and
      from time to time to prepay any
      Borrowing in whole or in part,
      subject to prior notice in
      accordance with paragraph [b] of
      this Section.

             (b)      The Borrower
      shall notify the Administrative
      Agent by telephone (confirmed by
      telecopy or by electronic
      communication (if arrangements
      for doing so have been approved
      by the Administrative Agent) of
      any prepayment hereunder not
      later than 9:00 a.m., New York
      City time, three Business Days
      before the date of prepayment.
      Each such notice shall be
      irrevocable and shall specify
      the prepayment date and the
      principal amount of each
      Borrowing or portion thereof to
      be prepaid; provided that, if a
      notice of prepayment is given in
      connection with a conditional
      notice of termination of any
      Commitments as contemplated by
      Section 2.05, then such notice
      of prepayment may be revoked if
      such notice of termination is
      revoked in accordance with
      Section 2.05.  Promptly
      following receipt of any such
      notice relating to a Borrowing,
      the Administrative Agent shall
      advise the applicable Lenders of
      the contents thereof.  Each
      partial prepayment of any
      Borrowing shall be in a minimum
      amount of E25,000,000 or any
      larger integral multiple of
      E5,000,000.  Each prepayment of
      a Borrowing shall be applied
      ratably to the Loans included in
      the prepaid Borrowing.
      Prepayments shall be accompanied
      by accrued interest to the
      extent required by Section 2.09.

             (c)      On any date
      after the end of the Certain
      Funds Period on which any Net
      Cash Proceeds are received by or
      on behalf of BorgWarner or any
      of the Subsidiaries in respect
      of any Reduction Event, the
      Borrowers shall prepay Loans in
      an aggregate principal amount
      equal to the Euro Equivalent of
      the amount of such Net Cash
      Proceeds.

      Section 2.08    .  Fees.  (a)
      BorgWarner agrees to pay to the
      Administrative Agent for the
      account of each Lender a
      facility fee, which shall accrue
      at the Applicable Rate on the
      daily amount of the Commitment
      of such Lender (whether used or
      unused) during the period from
      and including the Effective Date
      to but excluding the date on
      which such Commitment
      terminates; provided that, if
      such Lender continues to have
      any Loans outstanding after its
      Commitment terminates, then such
      facility fee shall continue to
      accrue on the daily aggregate
      amount of such Lender's
      outstanding Loans from and
      including the date on which its
      Commitment terminates to but
      excluding the date on which such
      Loans cease to be outstanding.
      Accrued facility fees shall be
      payable in arrears on the last
      day of March, June, September
      and December of each year and on
      the date on which the
      Commitments terminate,
      commencing on the first such
      date to occur after the date
      hereof; provided that any
      facility fees accruing after the
      date on which the Commitments
      terminate shall be payable on
      demand.  All facility fees shall
      be computed on the basis of a
      year of 365 days (or 366 days in
      a leap year) and shall be
      payable for the actual number of
      days elapsed (including the
      first day but excluding the last
      day).

             (b)      BorgWarner
      agrees to pay to the
      Administrative Agent, for its
      own account, fees payable in the
      amounts and at the times
      separately agreed upon between
      BorgWarner and the
      Administrative Agent.

             (c)      All fees payable
      hereunder shall be paid on the
      dates due, in immediately
      available funds, to the
      Administrative Agent for
      distribution, in the case of
      facility fees, to the Lenders.
      Fees paid shall not be
      refundable under any circumstances.

      Section 2.09    .  Interest.
      (a)  The Loans shall bear
      interest at a rate per annum
      equal to the Adjusted
      Eurocurrency Rate for the
      Interest Period in effect for
      such Borrowing plus the
      Applicable Rate.

             (b)      Notwithstanding
      the foregoing, if any principal
      of or interest on any Loan or
      any fee or other amount payable
      by a Borrower hereunder is not
      paid when due, whether at stated
      maturity, upon acceleration or
      otherwise, such overdue amount
      shall bear interest, after as
      well as before judgment, at a
      rate per annum equal to (i) in
      the case of overdue principal of
      any Loan, 2% plus the rate
      otherwise applicable to such
      Loan as provided above or (ii)
      in the case of any other amount,
      2% plus the Alternate Base Rate.

             (c)      Accrued interest
      on each Loan shall be payable in
      arrears on each Interest Payment
      Date for such Loan; provided
      that (i) in the event of any
      repayment or prepayment of any
      Loan, accrued interest on the
      principal amount repaid or
      prepaid shall be payable on the
      date of such repayment or
      prepayment and (ii) all accrued
      interest shall be payable upon
      termination of the Commitments.

            (d)       All interest
      hereunder shall be computed on
      the basis of a year of 360 days,
      except that interest computed by
      reference to the Alternate Base
      Rate at times when the Alternate
      Base Rate is based on the Prime
      Rate and Overnight Rates (except
      the Federal Funds Effective
      Rate, which shall be computed on
      the basis of a year of 360 days)
      shall be computed on the basis
      of a year of 365 days (or 366
      days in a leap year), and in
      each case shall be payable for
      the actual number of days
      elapsed (including the first day
      but excluding the last day).
      The applicable Alternate Base
      Rate, Adjusted Eurocurrency
      Rate, Eurocurrency Rate and
      Overnight Rate shall be
      determined by the Administrative
      Agent, and such determination
      shall be conclusive absent
      manifest error.

      Section 2.10    .  Alternate
      Rate Of Interest.

      If prior to the commencement of
      any Interest Period for a
      Borrowing:

             (a)      the
      Administrative Agent determines
      (which determination shall be
      conclusive absent manifest
      error) that adequate and
      reasonable means do not exist
      for ascertaining the Adjusted
      Eurocurrency Rate or the
      Eurocurrency Rate, as
      applicable, for the relevant
      currency for such Interest
      Period; or

             (b)      the
      Administrative Agent is advised
      by the Required Lenders or by
      the holders of at least a
      majority of the Commitments that
      the Adjusted Eurocurrency Rate
      or the Eurocurrency Rate, as
      applicable, for such Interest
      Period will not adequately and
      fairly reflect the cost to such
      Lenders of making or maintaining
      their Loans included in such
      Borrowing for such Interest Period;
      then the Administrative Agent
      shall give notice thereof to
      BorgWarner and the Lenders by
      telephone or telecopy as
      promptly as practicable
      thereafter and, until the
      Administrative Agent notifies
      BorgWarner and the Lenders that
      the circumstances giving rise to
      such notice no longer exist,
      each Borrowing shall bear
      interest at an interest rate
      reasonably determined by the
      Administrative Agent, after
      consultation with BorgWarner and
      the applicable Lenders, to
      compensate the applicable
      Lenders for such Borrowing for
      the applicable period.

      Section 2.11    .  Increased
      Costs.  (a)  If any Change in
      Law shall:

                      (i)     impose,
              modify or deem
              applicable any reserve,
              special deposit or
              similar requirement
              against assets of,
              deposits with or for the
              account of, or credit
              extended by, any Lender
              (except any such reserve
              requirement reflected in
              the Adjusted
              Eurocurrency Rate); or

                      (ii)    impose
              on any Lender or the
              London interbank market
              any other condition
              affecting this Agreement
              or Loans made by such
              Lender;

      and the result of any of the
      foregoing shall be to increase
      the cost to such Lender of
      making or maintaining any Loan
      (or of maintaining its
      obligation to make any such
      Loan) or to reduce the amount of
      any sum received or receivable
      by such Lender hereunder
      (whether of principal, interest
      or otherwise), then the
      Borrowers will pay (without
      duplication) to such Lender such
      additional amount or amounts as
      will compensate such Lender for
      such additional costs incurred
      or reduction suffered.

             (b)      If any Lender
      determines that any Change in
      Law regarding capital
      requirements has or would have
      the effect of reducing the rate
      of return on such Lender's
      capital or on the capital of
      such Lender's holding company,
      if any, as a consequence of this
      Agreement or the Loans made by
      such Lender, to a level below
      that which such Lender or such
      Lender's holding company could
      have achieved but for such
      Change in Law (taking into
      consideration such Lender's
      policies and the policies of
      such Lender's holding company
      with respect to capital
      adequacy), then from time to
      time the Borrowers will pay
      (without duplication) to such
      Lender such additional amount or
      amounts as will compensate such
      Lender or such Lender's holding
      company for any such reduction
      suffered.

             (c)      A certificate of
      a Lender setting forth the
      amount or amounts necessary to
      compensate such Lender or its
      holding company, as the case may
      be, as specified in paragraph
      [a] or[b] of this Section shall
      be delivered to BorgWarner and
      shall be conclusive absent
      manifest error.  The Borrowers
      shall pay such Lender in total
      the amount shown as due on any
      such certificate within 10 days
      after receipt thereof.

           (d) Failure or delay on the
      part of any Lender to demand
      compensation pursuant to this
      Section shall not constitute a
      waiver of such Lender's right to
      demand such compensation;
      provided that the Borrowers
      shall not be required to
      compensate a Lender pursuant to
      this Section for any increased
      costs or reductions incurred
      more than six months prior to
      the date that such Lender
      notifies the Borrowers of the
      Change in Law giving rise to
      such increased costs or
      reductions and of such Lender's
      intention to claim compensation
      therefor; provided further that,
      if the Change in Law giving rise
      to such increased costs or
      reductions is retroactive, then
      the six-month period referred to
      above shall be extended to
      include the period of
      retroactive effect thereof.

      Section 2.12    .  Break Funding
      Payments.  In the event of (a)
      the payment of any principal of
      any Loan other than on the last
      day of an Interest Period
      applicable thereto (including as
      a result of an Event of
      Default), (b) the failure to
      borrow or prepay any Loan on the
      date specified in any notice
      delivered pursuant hereto
      (regardless of whether such
      notice is permitted to be
      revocable under Section 2.07(b)
      and is revoked in accordance
      herewith), or (c) the assignment
      of any Loan other than on the
      last day of the Interest Period
      applicable thereto as a result
      of a request by the Borrower
      pursuant to Section 2.15, then,
      in any such event, the
      applicable Borrower shall
      compensate each Lender for the
      loss, cost and expense
      attributable to such event.  The
      loss to any Lender attributable
      to any such event shall be
      deemed to include an amount
      determined by such Lender to be
      equal to the excess, if any, of
      (i) the amount of interest that
      such Lender would pay for a
      deposit equal to the principal
      amount of such Loan for the
      period from the date of such
      payment, failure or assignment
      to the last day of the then
      current Interest Period for such
      Loan (or, in the case of a
      failure to borrow, the duration
      of the Interest Period that
      would have resulted from such
      borrowing) if the interest rate
      payable on such deposit were
      equal to the Adjusted
      Eurocurrency Rate for such
      Interest Period, over (ii) the
      amount of interest that such
      Lender would earn on such
      principal amount for such period
      if such Lender were to invest
      such principal amount for such
      period at the interest rate that
      would be bid by such Lender (or
      an affiliate of such Lender) for
      dollar deposits from other banks
      in the Eurocurrency market at
      the commencement of such period.
       A certificate of any Lender
      setting forth (i) any amount or
      amounts that such Lender is
      entitled to receive pursuant to
      this Section and (ii) the
      calculations used to arrive at
      such amount shall be delivered
      to the applicable Borrower and
      shall be conclusive absent
      manifest error.  The Borrower
      shall pay such Lender the amount
      shown as due on any such
      certificate within 10 days after
      receipt thereof.

      Section 2.13    .  Taxes.  (a)
      Any and all payments by or on
      account of any obligation of
      either Borrower hereunder shall
      be made free and clear of and
      without deduction for any
      Indemnified Taxes or Other
      Taxes; provided that if such
      Borrower shall be required to
      deduct any Indemnified Taxes or
      Other Taxes from such payments,
      then (i) the sum payable shall
      be increased as necessary so
      that after making all required
      deductions (including deductions
      applicable to additional sums
      payable under this Section) the
      Administrative Agent or Lender
      (as the case may be) receives an
      amount equal to the sum it would
      have received had no such
      deductions been made, (ii) such
      Borrower shall make such
      deductions and (iii) such
      Borrower shall pay the full
      amount deducted to the relevant
      Governmental Authority in
      accordance with applicable law.

             (b)      In addition,
      such Borrower shall pay any
      Other Taxes to the relevant
      Governmental Authority in
      accordance with applicable law.

             (c)      Each Borrower
      shall indemnify the
      Administrative Agent and each
      Lender within 10 days after
      written demand therefor, for the
      full amount of any Indemnified
      Taxes or Other Taxes (including
      Indemnified Taxes or Other Taxes
      imposed or asserted on or
      attributable to amounts payable
      under this Section) paid by the
      Administrative Agent or such
      Lender, as the case may be, and
      any penalties, interest and
      reasonable expenses arising
      therefrom or with respect
      thereto in relation to such
      Borrower, whether or not such
      Indemnified Taxes or Other Taxes
      were correctly or legally
      imposed or asserted by the
      relevant Governmental Authority.
       A certificate as to the amount
      of such payment or liability
      delivered to a Borrower by a
      Lender, or by the Administrative
      Agent on its own behalf or on
      behalf of a Lender, shall be
      conclusive absent manifest
      error.

             (d)      As soon as
      practicable after any payment of
      Indemnified Taxes or Other Taxes
      by either Borrower to a
      Governmental Authority, such
      Borrower shall deliver (or cause
      to be delivered) to the
      Administrative Agent the
      original or a certified copy of
      a receipt issued by such
      Governmental Authority
      evidencing such payment, a copy
      of the return reporting such
      payment or other evidence of
      such payment reasonably
      satisfactory to the
      Administrative Agent.

             (e)      Any Foreign
      Lender that is entitled to an
      exemption from or reduction of
      withholding tax under the law of
      the jurisdiction in which either
      Borrower is located, or any
      treaty to which such
      jurisdiction is a party, with
      respect to payments under this
      Agreement shall deliver to such
      Borrower (with a copy to the
      Administrative Agent), at the
      time or times prescribed by
      applicable law or reasonably
      requested by such Borrower, such
      properly completed and executed
      documentation prescribed by
      applicable law as will permit
      such payments to be made without
      withholding or at a reduced rate.

      Section 2.14    .  Payments
      Generally; Pro Rata Treatment;
      Sharing Of Set-offs.  (a)
      Except as otherwise expressly
      provided herein, each Borrower
      shall make each payment required
      to be made by it hereunder
      (whether of principal, interest,
      or fees, or under Section 2.11,
      2.12, or 2.13, or otherwise) on
      the dates specified herein for
      the account of the respective
      Lenders to which such payment is
      owed, in same day funds not
      later than 9:00 a.m., New York
      City time.  All payments
      received by the Administrative
      Agent after such time may, in
      the discretion of the
      Administrative Agent, be deemed
      to have been received on the
      next succeeding Business Day for
      purposes of calculating interest
      thereon.  All such payments
      shall be made to the
      Administrative Agent at its
      offices at 1585 Broadway, New
      York, New York and except that
      payments pursuant to Sections
      2.11, 2.12, or 2.13 and 10.03
      shall be made directly to the
      Persons entitled thereto.  The
      Administrative Agent shall
      distribute any such payments
      received by it for the account
      of any other Person to the
      appropriate recipient promptly
      following receipt thereof.  If
      any payment hereunder shall be
      due on a day that is not a
      Business Day, the date for
      payment shall be extended to the
      next succeeding Business Day,
      and, in the case of any payment
      accruing interest, interest
      thereon shall be payable for the
      period of such extension.

             (b)      If at any time
      insufficient funds are received
      by and available to the
      Administrative Agent to pay
      fully all amounts of principal,
      interest and fees then due
      hereunder, such funds shall be
      applied (i) first, to pay
      interest and fees then due
      hereunder, ratably among the
      parties entitled thereto in
      accordance with the amounts of
      interest and fees then due to
      such parties, and (ii) second,
      to pay principal then due
      hereunder, ratably among the
      parties entitled thereto in
      accordance with the amounts of
      principal then due to such parties.

             (c)      Except to the
      extent that this Agreement
      provides for payments to be
      allocated to a particular
      Lender, if any Lender shall, by
      exercising any right of set-off
      or counterclaim or otherwise,
      obtain payment in respect of any
      principal of or interest on any
      of its Loans resulting in such
      Lender receiving payment of a
      greater proportion of the
      aggregate amount of its Loans
      and accrued interest thereon
      than the proportion received by
      any other Lender, then the
      Lender receiving such greater
      proportion shall purchase (for
      cash at face value)
      participations in the Loans of
      other Lenders to the extent
      necessary so that the benefit of
      all such payments shall be
      shared by the Lenders ratably in
      accordance with the aggregate
      amount of principal of and
      accrued interest on their
      respective Loans; provided that
      (i) if any such participations
      are purchased and all or any
      portion of the payment giving
      rise thereto is recovered, such
      participations shall be
      rescinded and the purchase price
      restored to the extent of such
      recovery, without interest, and
      (ii) the provisions of this
      paragraph shall not be construed
      to apply to any payment made by
      either Borrower pursuant to and
      in accordance with the express
      terms of this Agreement or any
      payment obtained by a Lender as
      consideration for the assignment
      of or sale of a participation in
      any of its Loans to any assignee
      or participant, other than to
      either Borrower or any
      subsidiary or Affiliate thereof
      (as to which the provisions of
      this paragraph shall apply).
      Each Borrower consents to the
      foregoing and agrees, to the
      extent it may effectively do so
      under applicable law, that any
      Lender acquiring a participation
      pursuant to the foregoing
      arrangements may exercise
      against such Borrower rights of
      set-off and counterclaim with
      respect to such participation as
      fully as if such Lender were a
      direct creditor of such Borrower
      in the amount of such
      participation.

             (d)      Unless the
      Administrative Agent shall have
      received notice from the
      applicable Borrower prior to the
      date on which any payment is due
      to the Administrative Agent for
      the account of the Lenders
      hereunder that such Borrower
      will not make such payment, the
      Administrative Agent may assume
      that such Borrower has made such
      payment on such date in
      accordance herewith and may, in
      reliance upon such assumption,
      distribute to the applicable
      Lenders the amount due.  In such
      event, if the relevant Borrower
      has not in fact made such
      payment, then each of the
      applicable Lenders severally
      agrees to repay to the
      Administrative Agent forthwith
      on demand the amount so
      distributed to such Lender with
      interest thereon, for each day
      from and including the date such
      amount is distributed to it to
      but excluding the date of
      payment to the Administrative
      Agent, at the applicable
      Overnight Rate from time to time
      in effect.

             (e)      If any Lender
      shall fail to make any payment
      required to be made by it
      pursuant to Section 2.03(b) or
      2.14(d), then the Administrative
      Agent may, in its discretion
      (notwithstanding any contrary
      provision hereof), apply any
      amounts thereafter received by
      the Administrative Agent for the
      account of such Lender to
      satisfy such Lender's
      obligations under such Sections
      until all such unsatisfied
      obligations are fully paid.

      Section 2.15    .  Mitigation
      Obligations; Replacement Of
      Lenders.  (a)  If any Lender
      requests compensation under
      Section 2.11, or if either
      Borrower is required to pay any
      additional amount to any Lender
      or any Governmental Authority
      for the account of any Lender
      pursuant to Section 2.13, then
      such Lender shall use reasonable
      efforts to designate a different
      lending office for funding or
      booking its Loans hereunder or
      to assign its rights and
      obligations hereunder to another
      of its offices, branches or
      affiliates, if, in the judgment
      of such Lender, such designation
      or assignment (i) would
      eliminate or reduce amounts
      payable pursuant to Section 2.11
      or 2.13, asthe case may be, in
      the future and (ii) would not
      subject such Lender to any
      unreimbursed cost or expense and
      would not otherwise be
      disadvantageous to such Lender.
      The Borrowers hereby agree to
      pay all reasonable costs and
      expenses incurred by any Lender
      in connection with any such
      designation or assignment.

             (b)      If any Lender
      requests compensation under
      Section 2.11, or if either
      Borrower is required to pay any
      additional amount to any Lender
      or any Governmental Authority
      for the account of any Lender
      pursuant to Section Section
      2.13, or if any Lender defaults
      in its obligation to fund Loans
      hereunder, then BorgWarner may,
      at its sole expense and effort,
      upon notice to such Lender and
      the Administrative Agent,
      require such Lender to assign
      and delegate, without recourse
      (in accordance with and subject
      to the restrictions contained in
      Section 10.04), all its
      interests, rights and
      obligations under this Agreement
      to an assignee that shall assume
      such obligations (which assignee
      may be another Lender, if a
      Lender accepts such assignment);
      provided that (i) BorgWarner
      shall have received the prior
      written consent of the
      Administrative Agent, which
      consent shall not unreasonably
      be withheld, (ii) such Lender
      shall have received payment of
      an amount equal to the
      outstanding principal of its
      Loans, accrued interest thereon,
      accrued fees and all other
      amounts payable to it hereunder,
      from the assignee (to the extent
      of such outstanding principal
      and accrued interest and fees)
      or the applicable Borrower (in
      the case of all other amounts)
      and (iii) in the case of any
      such assignment resulting from a
      claim for compensation under
      Section 2.11 or payments
      required to be made pursuant to
      Section 2.13, such assignment
      will result in a reduction in
      such compensation or payments.
      A Lender shall not be required
      to make any such assignment and
      delegation if, prior thereto, as
      a result of a waiver by such
      Lender or otherwise, the
      circumstances entitling
      BorgWarner to require such
      assignment and delegation cease
      to apply.

      Section 2.16    .  Escrow
      Account.  The following amounts
      shall be deposited in the Escrow
      Account from time to time: (i)
      the Euro Equivalent (as
      reasonably determined by the
      Administrative Agent) of the Net
      Proceeds of any Reduction Event
      consummated prior to or during
      the Certain Funds Period and
      (ii) any amount to be deposited
      therein pursuant to clause [ii]
      of the proviso to Section
      2.05(b).  The Administrative
      Agent will invest any amounts on
      deposit from time to time in the
      Escrow Account for the account
      of the Borrowers and at the
      direction of BorgWarner (subject
      to the consent of the
      Administrative Agent, not to be
      unreasonably withheld or
      delayed).  The Borrowers shall
      have the right to withdraw
      amounts on deposit in the Escrow
      Account from time to time, so
      long as (x) the Borrowers shall
      have provided the Administrative
      Agent with at least three prior
      Business Days' notice and (y)
      the Borrowers shall apply such
      amounts immediately upon receipt
      thereof solely for the purchase
      of securities of Target in the
      Acquisition. After consummation
      of the Acquisition, all amounts
      on deposit in the Escrow Account
      will be applied by the
      Administrative Agent first, to
      the prepayment of any
      outstanding Loans pursuant to
      Section 2.07, and second, as
      instructed by BorgWarner.

      ARTICLE 3
      Representations And Warranties

      BorgWarner represents and
      warrants to the Lenders that:

      Section 3.01    .  Organization;
      Powers.  Each of BorgWarner and
      its Subsidiaries is duly
      organized, validly existing and
      in good standing under the laws
      of the jurisdiction of its
      organization, has all requisite
      power and authority to carry on
      its business as now conducted
      and, except where the failure to
      do so, individually or in the
      aggregate, could not reasonably
      be expected to result in a
      Material Adverse Effect, is
      qualified to do business in, and
      is in good standing in, every
      jurisdiction where such
      qualification is required.

      Section 3.02    .
      Authorization; Enforceability.
      The Transactions are within each
      Borrower's corporate powers and
      have been duly authorized by all
      necessary corporate and, if
      required, stockholder action.
      This Agreement has been duly
      executed and delivered by each
      Borrower and constitutes a
      legal, valid and binding
      obligation of each Borrower,
      enforceable in accordance with
      its terms, subject to applicable
      bankruptcy, insolvency,
      reorganization, moratorium or
      other laws affecting creditors'
      rights generally and subject to
      general principles of equity,
      regardless of whether considered
      in a proceeding in equity or at
      law.

      Section 3.03    .  Governmental
      Approvals; No Conflicts.  The
      Transactions (a) do not require
      any consent or approval of,
      registration or filing with, or
      any other action by, any
      Governmental Authority, except
      such as have been obtained or
      made and are in full force and
      effect, (b)) will not violate
      any applicable law or regulation
      or the charter, by-laws or other
      organizational documents of
      BorgWarner or any of its
      Subsidiaries or any order of any
      Governmental Authority, (c) will
      not violate or result in a
      default under any indenture,
      agreement or other instrument
      binding upon BorgWarner or any
      of its Subsidiaries or its
      assets, or give rise to a right
      thereunder to require any
      payment to be made by such
      Borrower or any of its
      Subsidiaries, and (d) will not
      result in the creation or
      imposition of any Lien on any
      asset of BorgWarner or any of
      its Subsidiaries.
      Section 3.04    .  Financial
      Condition; No Material Adverse
      Effect.  (a)  BorgWarner has
      heretofore furnished to the
      Lenders its consolidated balance
      sheet and statements of income,
      stockholders equity and cash
      flows (i) as of and for the year
      ended December 31, 2003,
      reported on by Deloitte & Touche
      LLP, independent public
      accountants, and (ii) as of and
      for the quarters ended March 31,
      2004, June 30, 2004 and
      September 30, 2004, certified by
      its principal accounting
      officer.  Such financial
      statements present fairly, in
      all material respects, the
      financial position and results
      of operations and cash flows of
      BorgWarner and its consolidated
      Subsidiaries as of such dates
      and for such periods in
      accordance with GAAP, subject to
      year-end audit adjustments and
      the absence of footnotes in the
      case of the statements referred
      to in clause [ii] above.

             (b)      Since September
      30, 2004, there has been no
      development or event which has
      had or could reasonably be
      expected to have a Material
      Adverse Effect except as
      disclosed on or prior to the
      Effective Date (i) in writing to
      the Lenders, or (ii) in any
      public filing with the
      Securities and Exchange Commission.

      Section 3.05    .  Properties.
      (a)  Each of BorgWarner and its
      Subsidiaries has good title to,
      or valid leasehold interests in,
      all its real and personal
      property material to its
      business, except for minor
      defects in title that do not
      interfere with its ability to
      conduct its business as
      currently conducted or to
      utilize such properties for
      their intended purposes.

             (b)      Each of
      BorgWarner and its Subsidiaries
      owns, or is licensed to use, all
      trademarks, tradenames,
      copyrights, patents and other
      intellectual property material
      to its business, and the use
      thereof by BorgWarner and its
      Subsidiaries does not infringe
      upon the rights of any other
      Person, except for any such
      infringements that, individually
      or in the aggregate, could not
      reasonably be expected to result
      in a Material Adverse Effect.

      Section 3.06    .  Litigation
      And Environmental Matters.  (a)
      There are no actions, suits,
      investigations or proceedings by
      or before any arbitrator or
      Governmental Authority pending
      against or, to the knowledge of
      BorgWarner, threatened against
      or affecting BorgWarner or any
      of its Subsidiaries (i) as to
      which there is a reasonable
      possibility of an adverse
      determination and that, if
      adversely determined, could
      reasonably be expected,
      individually or in the
      aggregate, to result in a
      Material Adverse Effect (other
      than the Disclosed Matters) or
      (ii) that involve this Agreement
      or the Transactions.

             (b)      Except for the
      Disclosed Matters and except
      with respect to any other
      matters that, individually or in
      the aggregate, could not
      reasonably be expected to result
      in a Material Adverse Effect,
      neither BorgWarner nor any of
      its Subsidiaries (i) has failed
      to comply with any Environmental
      Law or to obtain, maintain or
      comply with any permit, license
      or other approval required under
      any Environmental Law, (ii) has
      become subject to any
      Environmental Liability, (iii)
      has received notice of any claim
      with respect to any
      Environmental Liability or (iv)
      knows of any basis for any
      Environmental Liability.

             (c)      Since the date
      of this Agreement, there has
      been no change in the status of
      the Disclosed Matters that,
      individually or in the
      aggregate, has resulted in, or
      materially increased the
      likelihood of, a Material
      Adverse Effect.

      Section 3.07    .  Compliance
      With Laws And Agreements.

      Each of BorgWarner and its
      Subsidiaries is in compliance
      with all laws, regulations and
      orders of any Governmental
      Authority applicable to it or
      its property and all indentures,
      agreements and other instruments
      binding upon it or its property,
      except where the failure to do
      so, individually or in the
      aggregate, could not reasonably
      be expected to result in a
      Material Adverse Effect.  No
      Default has occurred and is
      continuing.

      Section 3.08    .  Investment
      And Holding Company Status.

      Neither BorgWarner nor any of
      its Subsidiaries is (a) an
      "investment company" as defined
      in, or subject to regulation
      under, the Investment Company
      Act of 1940 or (b) a "holding
      company" as defined in, or
      subject to regulation under, the
      Public Utility Holding Company
      Act of 1935.
      Section 3.09    .  Taxes.  Each
      of BorgWarner and its
      Subsidiaries has timely filed or
      caused to be filed all Tax
      returns and reports required to
      have been filed and has paid or
      caused to be paid all Taxes
      required to have been paid by
      it, except (a) Taxes that are
      being contested in good faith by
      appropriate proceedings and for
      which BorgWarner or such
      Subsidiary, as applicable, has
      set aside on its books adequate
      reserves or (b) to the extent
      that the failure to do so could
      not reasonably be expected to
      result in a Material Adverse
      Effect.

      Section 3.10    .  ERISA.  No
      ERISA Event has occurred or is
      reasonably expected to occur
      that, when taken together with
      all other such ERISA Events for
      which liability is reasonably
      expected to occur, could
      reasonably be expected to result
      in a Material Adverse Effect.
      The present value of all
      accumulated benefit obligations
      under each Plan (based on the
      assumptions used for purposes of
      Statements of Financial
      Accounting Standards No. 87 and
      No. 132) did not, as of the date
      of the most recent financial
      statements reflecting such
      amounts, exceed by more than
      $90,000,000 the fair market
      value of the assets of such
      Plan, and the present value of
      all accumulated benefit
      obligations of all underfunded
      Plans (based on the assumptions
      used for purposes of Statements
      of Financial Accounting
      Standards No. 87 and No. 132)
      did not, as of the date of the
      most recent financial statements
      reflecting such amounts, exceed
      by more than $90,000,000 the
      fair market value of the assets
      of all such underfunded Plans.

      Section 3.11    .  Federal
      Regulations.  No part of the
      proceeds of any Loans hereunder
      will be used, directly or
      indirectly, for "buying" or
      "carrying" any "margin stock"
      within the respective meanings
      of each of the quoted terms
      under Regulation U of the Board
      as now and from time to time
      hereafter in effect which
      violates, or which would be
      inconsistent with, the
      provisions of the Regulations of
      such Board.

      Section 3.12    .  Disclosure.
      BorgWarner has disclosed to the
      Lenders all agreements,
      instruments and corporate or
      other restrictions to which it
      or any of its Subsidiaries is
      subject, and all other matters
      known to it, that, individually
      or in the aggregate, could
      reasonably be expected to result
      in a Material Adverse Effect.
      None of the reports, financial
      statements, certificates or
      other information furnished by
      or on behalf of BorgWarner to
      the Administrative Agent or any
      Lender in connection with the
      negotiation of this Agreement or
      delivered hereunder (as modified
      or supplemented by other
      information so furnished)
      contains any material
      misstatement of fact or omits to
      state any material fact
      necessary to make the statements
      therein, in the light of the
      circumstances under which they
      were made, not misleading;
      provided that, with respect to
      projected financial information,
      BorgWarner represents only that
      such information was prepared in
      good faith based upon
      assumptions believed to be
      reasonable at the time.

      ARTICLE 4

      Conditions

      Section 4.01    .  Effective
      Date.  The obligations of the
      Lenders to make Loans hereunder
      shall not become effective until
      the date on which each of the
      following conditions is
      satisfied (or waived in
      accordance with Section 10.02):

             (a)      The
      Administrative Agent (or its
      counsel) shall have received
      from each party hereto either
      (i) a counterpart of this
      Agreement signed on behalf of
      such party or (ii) written
      evidence satisfactory to the
      Administrative Agent (which may
      include telecopy transmission of
      a signed signature page of this
      Agreement) that such party has
      signed a counterpart of this
      Agreement.

             (b)      The
      Administrative Agent shall have
      received a favorable written
      opinion (addressed to the
      Administrative Agent and the
      Lenders and dated the Effective
      Date) of the general counsel for
      BorgWarner, substantially in the
      form of Exhibit B, and covering
      such other matters relating to
      BorgWarner, this Agreement or
      the Transactions as the Required
      Lenders shall reasonably
      request.  BorgWarner hereby
      requests such counsel to deliver
      such opinion.

             (c)      The
      Administrative Agent shall have
      received such documents and
      certificates as the
      Administrative Agent or its
      counsel may reasonably request
      relating to the organization,
      existence and good standing of
      each Borrower, the authorization
      of the Transactions and any
      other legal matters relating to
      each Borrower, this Agreement or
      the Transactions, all in form
      and substance satisfactory to
      the Administrative Agent and its
      counsel.

             (d)      The
      Administrative Agent shall have
      received a certificate, dated
      the Effective Date and signed by
      the President, a Vice President
      or a Financial Officer of
      BorgWarner, confirming
      compliance with the conditions
      set forth in paragraphs  [a] and
      [b] of Section 4.03.

       (e)    The Lenders, the
      Administrative Agent and the
      Lead Arranger shall have
      received all fees and other
      amounts due and payable on or
      prior to the Effective Date,
      including, to the extent
      invoiced, reimbursement or
      payment of all out-of-pocket
      expenses required to be
      reimbursed or paid by the
      Borrowers hereunder.

             (f)      The structure of
      the Acquisition (including
      without limitation the
      corporate, capital,
      organizational and tax structure
      thereof, and the plans and
      sources of funds for the
      refinancing of certain existing
      indebtedness of the Target and
      its subsidiaries that (i) could
      become due and payable as a
      result of the consummation of
      the Private Sale or the Tender
      Offer, or (ii) is otherwise not
      on terms and conditions
      acceptable to the Lead Arranger)
      and all the definitive
      documentation related thereto
      (including the Sale and Purchase
      Documentation and the Tender
      Offer Documentation) will be in
      full force and effect and in
      form and substance satisfactory
      to the Lead Arranger subject, in
      the case of the Tender Offer
      Documentation, to review by the
      German FSA.

             (g)      The July Credit
      Agreement shall be available for
      borrowing in full.

             (h)      There shall not
      have occurred or become known to
      the Lenders any material adverse
      condition or material adverse
      change in or affecting the
      business, operations, assets,
      condition (financial or
      otherwise) or prospects of
      BorgWarner and its Subsidiaries,
      taken as a whole, or of the
      Target and its subsidiaries,
      taken as a whole.

             (i)      There shall be
      no pending or threatened
      litigation, proceeding or
      investigation which (i) could
      reasonably be expected to have a
      material adverse effect on the
      business, operations, assets,
      condition (financial or
      otherwise) or prospects of
      BorgWarner and its Subsidiaries
      (including the Target and its
      subsidiaries) or (ii) in any
      manner calls into question or
      challenges this Agreement or the
      making of the Loans.

             (j)      The
      Administrative Agent shall have
      received evidence satisfactory
      to it that the initial filing of
      the Tender Offer Documentation
      with the German FSA shall occur
      on the Effective Date.
      The Administrative Agent shall
      notify the Borrowers and the
      Lenders of the Effective Date,
      and such notice shall be
      conclusive and binding.
      Notwithstanding the foregoing,
      the obligations of the Lenders
      to make Loans hereunder shall
      not become effective unless each
      of the foregoing conditions is
      satisfied (or waived pursuant to
      Section 10.02) at or prior to
      3:00 p.m., New York City time,
      on December 1, 2004 (and, in the
      event such conditions are not so
      satisfied or waived, the
      Commitments shall terminate at
      such time).

      Section 4.02    .  Initial
      Borrowing.  The obligation of
      each Lender to make a Loan on
      the occasion of the initial
      Borrowing hereunder is subject
      to the satisfaction of the
      following conditions:

             (a)      Except as
      otherwise agreed by the Lenders,
      BorgWarner Germany shall have
      (i) obtained evidence reasonably
      satisfactory to the Lead
      Arranger that the Acquisition
      shall have been cleared by the
      European Commission, or, due to
      the expiry of the relevant time
      periods, shall have been deemed
      to be approved, (ii) obtained
      prior authorization of the
      Tender Offer Documentation from
      the German FSA, (iii) obtained
      all such other regulatory
      approvals required for the
      consummation of the Acquisition
      except such approvals the
      absence of which will not, in
      the aggregate, have a material
      adverse effect on the
      consummation of the Acquisition,
      and (iv) delivered to the
      Administrative Agent a
      certificate of an executive
      officer of BorgWarner certifying
      as to the matters set forth in
      clauses (i) through (iii).

             (b)      In the case of a
      Borrowing for the purpose of
      financing the acquisition of
      shares in the Private Sale, the
      obligations of BorgWarner
      Germany to purchase shares of
      the Target pursuant to the
      Private Sale shall have become
      unconditional without any
      amendment or waiver to the Sale
      and Purchase Documentation not
      permitted hereunder.

             (c)      In the case of a
      Borrowing for the purpose of
      financing the acquisition of
      shares in the Tender Offer, the
      obligations of BorgWarner
      Germany to purchase shares of
      the Target pursuant to the
      Tender Offer shall have become
      unconditional without any
      amendment or waiver to the
      Tender Offer Documentation not
      permitted hereunder.

             (d)      The
      Administrative Agent will have
      received from the Borrowers such
      other certificates, agreements
      and documents usual and
      customary for transactions of
      this type as the Lead Arranger
      may have reasonably requested
      relating to matters relevant to
      the Acquisition and the
      transactions contemplated
      hereby, all in form and
      substance satisfactory to the
      Lead Arranger.

      Section 4.03    .  Subsequent
      Borrowing.  (a)  The obligation
      of each Lender to make a Loan on
      the occasion of any Borrowing
      for the purpose of financing the
      acquisition of shares in the
      Private Sale is subject to the
      satisfaction of the following
      conditions:

              (i)     The
      representations and warranties
      of BorgWarner set forth in this
      Agreement shall be true and
      correct on and as of the date of
      such Borrowing.

              (ii)    At the time of
      and immediately after giving
      effect to such Borrowing, no
      Default shall have occurred and
      be continuing.

      Each Borrowing for the purpose
      of financing the acquisition of
      shares in the Private Sale shall
      be deemed to constitute a
      representation and warranty by
      BorgWarner on the date thereof
      as to the matters specified in
      subparagraphs [i] and [ii] of
      this clause [a].

             (b)      The obligation
      of each Lender to make a Loan on
      the occasion of any Borrowing
      for the purpose of financing the
      acquisition of shares in the
      Tender Offer is subject to the
      satisfaction of the following
      conditions:

              (i)     the
      representations of BorgWarner
      set forth in Sections 3.01,
      3.02, 3.03 and 3.11 herein shall
      be true and correct on and as of
      the date of such Borrowing.

              (ii)    At the time of
      and immediately after giving
      effect to such Borrowing, no
      Major Default shall have
      occurred and be continuing.

      Each Borrowing for the purpose
      of financing the acquisition of
      shares in the Tender Offer shall
      be deemed to constitute a
      representation and warranty by
      BorgWarner on the date thereof
      as to the matters specified in
      subparagraphs [i] and [ii] of
      this clause [b].

      ARTICLE 5

      Affirmative Covenants

      Until the Commitments have
      expired or been terminated and
      the principal of and interest on
      each Loan and all fees payable
      hereunder shall have been paid
      in full, BorgWarner covenants
      and agrees with the Lenders that:

      Section 5.01    .  Financial
      Statements And Other
      Information.  BorgWarner will
      furnish to the Administrative
      Agent and each Lender:

            (a)       within 90 days
      after the end of each fiscal
      year of BorgWarner, its audited
      consolidated balance sheet and
      related statements of
      operations, stockholders' equity
      and cash flows as of the end of
      and for such year, setting forth
      in each case in comparative form
      the figures for the previous
      fiscal year, all reported on by
      Deloitte & Touche LLP or other
      independent public accountants
      of recognized national standing
      (without a "going concern" or
      like qualification or exception
      and without any qualification or
      exception as to the scope of
      such audit) to the effect that
      such consolidated financial
      statements present fairly in all
      material respects the financial
      condition and results of
      operations of BorgWarner and its
      consolidated Subsidiaries on a
      consolidated basis in accordance
      with GAAP consistently applied;

             (b)      within 45 days
      after the end of each of the
      first three fiscal quarters of
      each fiscal year of BorgWarner,
      its consolidated balance sheet
      and related statements of
      operations, stockholders' equity
      and cash flows as of the end of
      and for such fiscal quarter and
      the then elapsed portion of the
      fiscal year, setting forth in
      each case in comparative form
      the figures for the
      corresponding period or periods
      of (or, in the case of the
      balance sheet, as of the end of)
      the previous fiscal year, all
      certified by one of its
      Financial Officers as presenting
      fairly in all material respects
      the financial condition and
      results of operations of
      BorgWarner and its consolidated
      Subsidiaries on a consolidated
      basis in accordance with GAAP
      consistently applied, subject to
      normal year-end audit
      adjustments and the absence of
      footnotes;

             (c)      concurrently
      with any delivery of financial
      statements under clause [a] or
      [b] above, a certificate of a
      Financial Officer of BorgWarner
      (i) certifying as to whether a
      Default has occurred and, if a
      Default has occurred, specifying
      the details thereof and any
      action taken or proposed to be
      taken with respect thereto, (ii)
      setting forth reasonably
      detailed calculations
      demonstrating compliance with
      Section 6.01 and (iii) stating
      whether any change in GAAP or in
      the application thereof has
      occurred since the date of the
      audited financial statements
      referred to in Section 3.04 and,
      if any such change has occurred,
      specifying the effect of such
      change on the financial
      statements accompanying such
      certificate;

             (d)      concurrently
      with any delivery of financial
      statements under [a] above, a
      certificate of the accounting
      firm that reported on such
      financial statements stating
      whether they obtained knowledge
      during the course of their
      examination of such financial
      statements of any Default (which
      certificate may be limited to
      the extent required by
      accounting rules or guidelines);

             (e)      promptly after
      the same become publicly
      available, copies of all
      periodic and other financial
      reports, proxy statements and
      other financial materials filed
      by BorgWarner or any Subsidiary
      with the Securities and Exchange
      Commission, or any Governmental
      Authority succeeding to any or
      all of the functions of said
      Commission, or with any national
      securities exchange, or
      distributed by BorgWarner to its
      shareholders generally, as the
      case may be; and

             (f)      promptly
      following any request therefor,
      such other information regarding
      the operations, business affairs
      and financial condition of
      BorgWarner or any Subsidiary, or
      compliance with the terms of
      this Agreement, as the
      Administrative Agent or any
      Lender may reasonably request.
      The requirements of Sections
      5.01(a), [b] and [e] shall be
      deemed to be satisfied if
      BorgWarner shall have made such
      materials available to the
      Lenders and the Administrative
      Agent, including by electronic
      transmission, within the time
      periods specified therefor, in
      which case "delivery" of such
      statements for purposes of
      Section 5.01(c) and [d] shall
      mean making such statements
      available in such fashion.

      Section 5.02    .  Notices Of
      Material Events.  BorgWarner
      will furnish to the
      Administrative Agent and each
      Lender prompt written notice of
      the following:

             (a)      the occurrence
      of any Default;

             (b)      the filing or
      commencement of any action, suit
      or proceeding by or before any
      arbitrator or Governmental
      Authority against or affecting
      BorgWarner or any Affiliate
      thereof that could reasonably be
      expected to result in a Material
      Adverse Effect;

             (c)      the occurrence
      of any ERISA Event that, alone
      or together with any other ERISA
      Events that have occurred, could
      reasonably be expected to result
      in a Material Adverse Effect; and

             (d)      any other
      development that results in, or
      could reasonably be expected to
      result in, a Material Adverse
      Effect.

      Each notice delivered under this
      Section shall be accompanied by
      a statement of a Financial
      Officer or other executive
      officer of BorgWarner setting
      forth the details of the event
      or development requiring such
      notice and any action taken or
      proposed to be taken with
      respect thereto.

      Section 5.03    .  Existence;
      Conduct Of Business.  BorgWarner
      will, and will cause each of its
      Subsidiaries to, do or cause to
      be done all things necessary to
      preserve, renew and keep in full
      force and effect its legal
      existence and the rights,
      licenses, permits, privileges
      and franchises material to the
      conduct of its business;
      provided that the foregoing
      shall not prohibit any merger,
      consolidation, liquidation or
      dissolution permitted under
      Section 6.04.

      Section 5.04    .  Payment Of
      Obligations.  BorgWarner will,
      and will cause each of its
      Subsidiaries to, pay its
      obligations, including Tax
      liabilities, that, if not paid,
      could result in a Material
      Adverse Effect before the same
      shall become delinquent or in
      default, except where (a) the
      validity or amount thereof is
      being contested in good faith by
      appropriate proceedings, (b)
      BorgWarner or such Subsidiary
      has set aside on its books
      adequate reserves with respect
      thereto in accordance with GAAP
      and (c) the failure to make
      payment pending such contest
      could not reasonably be expected
      to result in a Material Adverse
      Effect.

      Section 5.05    .  Maintenance
      Of Properties; Insurance.
      BorgWarner will, and will cause
      each of its Subsidiaries to, (a)
      keep and maintain all property
      material to the conduct of its
      business in good working order
      and condition, ordinary wear and
      tear excepted, and (b) maintain,
      with financially sound and
      reputable insurance companies,
      insurance in such amounts and
      against such risks as are
      customarily maintained by
      companies engaged in the same or
      similar businesses operating in
      the same or similar locations.

      Section 5.06    .  Books And
      Records; Inspection Rights.
      BorgWarner will, and will cause
      each of its Subsidiaries to,
      keep proper books of record and
      account in which full, true and
      correct entries are made of all
      dealings and transactions in
      relation to its business and
      activities.  BorgWarner will,
      and will cause each of its
      Subsidiaries to, permit any
      representatives designated by
      the Administrative Agent or any
      Lender, upon reasonable prior
      notice, to visit and inspect its
      properties, to examine and make
      extracts from its books and
      records, and to discuss its
      affairs, finances and condition
      with its officers and
      independent accountants, all at
      such reasonable times and as
      often as reasonably requested.

      Section 5.07    .  Compliance
      With Laws.  BorgWarner will, and
      will cause each of its
      Subsidiaries to, comply with all
      laws, rules, regulations and
      orders of any Governmental
      Authority applicable to it or
      its property, except where the
      failure to do so, individually
      or in the aggregate, could not
      reasonably be expected to result
      in a Material Adverse Effect.

      Section 5.08    .  Use Of
      Proceeds.  The proceeds of the
      Loans will be used to purchase
      the outstanding capital shares
      of Target in the Acquisition.
      No part of the proceeds of any
      Loan will be used, whether
      directly or indirectly, for any
      purpose that entails a violation
      of any of the Regulations of the
      Board, including Regulations U
      and X.

      Section 5.09    .  Conduct Of
      Tender Offer.  (a)  BorgWarner
      will, and will cause BorgWarner
      Germany to, take all action
      necessary to ensure that both
      the conduct of the Tender Offer
      and the Tender Offer
      Documentation are in accordance
      with, and at all times conform
      to and satisfy in all material
      respects, the applicable
      requirements of, all material
      consents, laws, rules,
      regulations and orders of any
      Governmental Authority
      applicable thereto (including,
      without limitation, the German
      Takeover Act and the ordinances
      enacted thereunder (except to
      the extent any provisions of
      such Act and ordinances are
      waived by the German FSA), the
      German Stock Corporation Act,
      the Exchange Act, and other
      applicable securities laws).

             (b)      BorgWarner will
      furnish to the Administrative
      Agent periodic reports on the
      then current status and progress
      of all material matters relating
      to the Tender Offer.

             (c)      BorgWarner will
      deliver notice to the
      Administrative Agent of any
      event or circumstance that would
      entitle BorgWarner Germany to
      withdraw the Tender Offer.  Such
      notice shall be given promptly
      upon the occurrence of such
      event or circumstance and shall
      specify the nature of such event
      or circumstance and the action
      (if any) proposed to be taken
      with respect thereto.

      Section 5.10    .  Prepayment Of
      Loans.  BorgWarner will, and
      will cause each of its
      Subsidiaries to, use all
      reasonable efforts to effect one
      or more transactions in the
      capital markets as promptly as
      practicable after the Funding
      Date in order to prepay the
      Loans hereunder.

      ARTICLE 6

      Negative Covenants

              Until the Commitments
      have expired or terminated and
      the principal of and interest on
      each Loan and all fees payable
      hereunder have been paid in
      full, BorgWarner covenants and
      agrees with the Lenders that:

      Section 6.01    .  Financial
      Covenants.  (a)  Leverage Ratio.
       BorgWarner will not permit its
      Leverage Ratio as at the last
      day of any period of four
      consecutive fiscal quarters of
      BorgWarner to exceed 3.25 to 1.00.

             (b)      Consolidated Net
      Worth.  BorgWarner will not
      permit its Consolidated Net
      Worth at any time to be less
      than the sum of (i)
      $800,000,000, (ii) 25% of its
      cumulative Consolidated Net
      Income for each fiscal quarter
      of BorgWarner (beginning with
      the fiscal quarter ending
      September 30, 2004) for which
      its Consolidated Net Income is
      positive and (iii) 100% of the
      Net Cash Proceeds of any common
      equity issued by BorgWarner
      after the Effective Date.  For
      the purposes of this Section
      6.01(b) only, the term "Net Cash
      Proceeds" means the cash
      proceeds received from any
      issuance of common equity by
      BorgWarner, net of attorneys'
      fees, investment banking fees,
      accountants' fees, underwriting
      discounts and commissions and
      other customary fees and
      expenses actually incurred in
      connection therewith.

      Section 6.02    .  Liens.

      BorgWarner will not, and will
      not permit any Subsidiary to,
      create, incur, assume or permit
      to exist any Lien on any
      property or asset now owned or
      hereafter acquired by it, or
      assign or sell any income or
      revenues (including accounts
      receivable) or rights in respect
      of any thereof, except:

             (a)      Permitted
      Encumbrances;

             (b)      any Lien on any
      property or asset of BorgWarner
      or any Subsidiary existing on
      the date hereof and set forth in
      Schedule 6.2; provided that (i)
      such Lien shall not apply to any
      other property or asset of
      BorgWarner or any Subsidiary and
      (ii) such Lien shall secure only
      those obligations which it
      secures on the date hereof and
      extensions, renewals and
      replacements thereof that do not
      increase the outstanding
      principal amount thereof;

             (c)      any Lien
      existing on any property or
      asset prior to the acquisition
      thereof by BorgWarner or any
      Subsidiary or existing on any
      property or asset of any Person
      that becomes a Subsidiary after
      the date hereof prior to the
      time such Person becomes a
      Subsidiary; provided that (i)
      such Lien is not created in
      contemplation of or in
      connection with such acquisition
      or such Person becoming a
      Subsidiary, as the case may be,
      (ii) such Lien shall not apply
      to any other property or assets
      of BorgWarner or any Subsidiary
      and (iii) such Lien shall secure
      only those obligations which it
      secures on the date of such
      acquisition or the date such
      Person becomes a Subsidiary, as
      the case may be and extensions,
      renewals and replacements
      thereof that do not increase the
      outstanding principal amount
      thereof;

             (d)      Liens on fixed
      or capital assets acquired,
      constructed or improved by
      BorgWarner or any Subsidiary;
      provided that (i) such security
      interests secure Indebtedness
      having an aggregate principal
      amount not exceeding $50,000,000
      at any time outstanding, (ii)
      such security interests and the
      Indebtedness secured thereby are
      incurred prior to or within 90
      days after such acquisition or
      the completion of such
      construction or improvement,
      (iii) the Indebtedness secured
      thereby does not exceed 100% of
      the cost of acquiring,
      constructing or improving such
      fixed or capital assets and (iv)
      such security interests shall
      not apply to any other property
      or assets of BorgWarner or any
      Subsidiary;

       (e)    Liens (not otherwise
      permitted hereunder) which
      secure Indebtedness of
      BorgWarner; provided that the
      aggregate outstanding principal
      amount of Indebtedness secured
      by such Liens shall not exceed
      10% of Consolidated Total Assets
      as reflected in the most recent
      annual audited or quarterly
      consolidated financial
      statements of BorgWarner
      delivered pursuant to Section
      5.01 at the time of the creation
      of such Liens;

             (f)      Liens on assets
      of Foreign Subsidiaries (not
      otherwise permitted hereunder)
      which secure Indebtedness of
      Foreign Subsidiaries which is
      not guaranteed by BorgWarner; and

             (g)      Liens which may
      arise in connection with the
      Receivables Facility.

      Section 6.03    .  Fundamental
      Changes.  BorgWarner will not,
      and will not permit any
      Subsidiary to, merge into or
      consolidate with any other
      Person, or permit any other
      Person to merge into or
      consolidate with it, or sell,
      transfer, lease or otherwise
      dispose of (in one transaction
      or in a series of transactions)
      all or substantially all of its
      assets, or all or substantially
      all of the stock of any of its
      Subsidiaries (in each case,
      whether now owned or hereafter
      acquired), or liquidate or
      dissolve, except that, if at the
      time thereof and immediately
      after giving effect thereto no
      Default shall have occurred and
      be continuing (a) any Subsidiary
      may merge into BorgWarner in a
      transaction in which BorgWarner
      is the surviving corporation,
      (b) any Subsidiary may merge
      into any wholly-owned Subsidiary
      in a transaction in which the
      surviving entity is a
      Subsidiary, (c) any Subsidiary
      may sell, transfer, lease or
      otherwise dispose of its assets
      to BorgWarner or to another
      wholly-owned Subsidiary and (d)
      any Subsidiary may liquidate or
      dissolve if BorgWarner
      determines in good faith that
      such liquidation or dissolution
      is in the best interests of
      BorgWarner and is not materially
      disadvantageous to the Lenders.

      Section 6.04    .  Indebtedness.
       BorgWarner will not, and will
      not permit any of its
      Subsidiaries to, create, incur,
      assume or permit to exist any
      Indebtedness, except:

             (a)      Indebtedness
      created hereunder;

             (b)      Indebtedness
      under the July Credit Agreement
      or the Receivables Facility or
      as otherwise set forth in
      Schedule 6.4, and extensions,
      renewals and replacements of any
      such Indebtedness that do not
      increase the maximum principal
      amount available thereunder;

             (c)      Indebtedness of
      BorgWarner to any Subsidiary and
      of any Subsidiary to BorgWarner
      or any other  Subsidiary;

             (d)      Guarantees by
      BorgWarner of Indebtedness of
      any Subsidiary and by any
      Subsidiary of Indebtedness of
      BorgWarner or any other Subsidiary;

             (e)      Indebtedness of
      BorgWarner or any Subsidiary
      incurred to finance the
      acquisition, construction or
      improvement of any fixed or
      capital assets, including
      Capital Lease Obligations and
      any Indebtedness assumed in
      connection with the acquisition
      of any such assets or secured by
      a Lien on any such assets prior
      to the acquisition thereof, and
      extensions, renewals and
      replacements of any such
      Indebtedness that do not
      increase the outstanding
      principal amount thereof;
      provided that such Indebtedness
      is incurred prior to or within
      180 days after such acquisition
      or the completion of such
      construction or improvement and
      the aggregate principal amount
      of Indebtedness permitted by
      this clause (e) shall not exceed
      $50,000,000 at any time
      outstanding;

             (f)      Indebtedness of
      any Person that becomes a
      Subsidiary after the date
      hereof; provided that (i) such
      Indebtedness exists at the time
      such Person becomes a Subsidiary
      and is not created in
      contemplation of or in
      connection with such Person
      becoming a Subsidiary and (ii)
      the aggregate principal amount
      of Indebtedness permitted by
      this clause [f] shall not exceed
      $10,000,000  at any time
      outstanding;
             (g)      Indebtedness of
      BorgWarner or any Subsidiary as
      an account party in respect of
      trade letters of credit;

             (h)      unsecured
      Indebtedness, the incurrence of
      which constitutes a Reduction
      Event;

             (i)      other unsecured
      Indebtedness in an aggregate
      principal amount not exceeding
      $50,000,000 at any time
      outstanding; provided that the
      aggregate principal amount of
      Indebtedness of the Subsidiaries
      permitted by this clause [i] and
      not guaranteed by BorgWarner
      shall not exceed $25,000,000 at
      any time outstanding; and

            (j)       Guarantees in
      respect of obligations of
      unconsolidated joint ventures
      and other Persons not
      constituting Subsidiaries in an
      aggregate amount not exceeding
      $50,000,000 at any time.

      Section 6.05    .  Acquisitions.
       BorgWarner will not, and will
      not permit any of its
      Subsidiaries to, purchase, hold
      or acquire (including pursuant
      to any merger with any Person
      that was not a wholly owned
      Subsidiary prior to such merger)
      any capital stock or other
      securities (including any
      option, warrant or other right
      to acquire any of the foregoing)
      of, or purchase or otherwise
      acquire (in one transaction or
      series of transactions) any
      assets of any other person
      constituting a business unit,
      except in connection with the
      Acquisition.

      Section 6.06    .  Restricted
      Payments.  BorgWarner will not,
      and will not permit any of its
      Subsidiaries to, declare or
      make, or agree to pay or make,
      directly or indirectly, any
      Restricted Payment, except (a)
      BorgWarner may declare and pay
      dividends with respect to its
      Equity Interests in amounts per
      share that are consistent with
      its dividend policy in effect on
      the Effective Date or that are
      payable solely in additional
      shares of its common stock, (b)
      Subsidiaries may declare and pay
      dividends ratably with respect
      to their Equity Interests, and
      (c) BorgWarner may make
      Restricted Payments pursuant to
      and in accordance with stock
      option plans or other benefit
      plans for management or
      employees of BorgWarner and its
      Subsidiaries.

      For purposes of this Section
      6.06, "Equity Interests" means
      shares of capital stock,
      partnership interests,
      membership interests in a
      limited liability company,
      beneficial interests in a trust
      or other equity ownership
      interests in a Person, and any
      warrants, options or other
      rights entitling the holder
      thereof to purchase or acquire
      any such equity interest; and
      "Restricted Payment" means any
      dividend or other distribution
      (whether in cash, securities or
      other property) with respect to
      any Equity Interests in
      BorgWarner or any Subsidiary, or
      any payment (whether in cash,
      securities or other property),
      including any sinking fund or
      similar deposit, on account of
      the purchase, redemption,
      retirement, acquisition,
      cancellation or termination of
      any such Equity Interests in
      BorgWarner or any option,
      warrant or other right to
      acquire any such Equity
      Interests in BorgWarner.

      Section 6.07    .  Transactions
      With Affiliates.  BorgWarner
      will not, and will not permit
      any of its Subsidiaries to,
      sell, lease or otherwise
      transfer any property or assets
      to, or purchase, lease or
      otherwise acquire any property
      or assets from, or otherwise
      engage in any other transactions
      with, any of its Affiliates,
      except (a) in the ordinary
      course of business at prices and
      on terms and conditions not less
      favorable to BorgWarner or such
      Subsidiary than could be
      obtained on an arm's-length
      basis from unrelated third
      parties, (b) transactions
      between or among BorgWarner and
      its wholly owned Subsidiaries
      not involving any other
      Affiliate and (c) any Restricted
      Payment permitted by Section
      6.06..

      Section 6.08    .  Restrictive
      Agreements.  BorgWarner will
      not, and will not permit any of
      its Subsidiaries to, directly or
      indirectly, enter into, incur or
      permit to exist any agreement or
      other arrangement that
      prohibits, restricts or imposes
      any condition upon (a) the
      ability of BorgWarner or any
      Subsidiary to create, incur or
      permit to exist any Lien upon
      any of its property or assets,
      or (b) the ability of any
      Subsidiary to pay dividends or
      other distributions with respect
      to any shares of its capital
      stock or to make or repay loans
      or advances to BorgWarner or any
      other Subsidiary or to Guarantee
      Indebtedness of BorgWarner or
      any other Subsidiary; provided
      that (i) the foregoing shall not
      apply to restrictions and
      conditions imposed by law or by
      this Agreement, (ii) the
      foregoing shall not apply to
      restrictions and conditions
      existing on the date hereof
      under the July Credit Agreement
      or the Receivables Facility or
      otherwise identified on Schedule
      6.8 (but shall apply to any
      amendment or modification
      expanding the scope of, any such
      restriction or condition), (iii)
      the foregoing shall not apply to
      customary restrictions and
      conditions contained in
      agreements relating to the sale
      of a Subsidiary pending such
      sale, provided such restrictions
      and conditions apply only to the
      Subsidiary that is to be sold
      and such sale is permitted
      hereunder, (iv) clause [a] of
      the foregoing shall not apply to
      restrictions or conditions
      imposed by any agreement
      relating to secured Indebtedness
      permitted by this Agreement if
      such restrictions or conditions
      apply only to the property or
      assets securing such
      Indebtedness and (v) clause [a]
      of the foregoing shall not apply
      to customary provisions in
      leases and other contracts
      restricting the assignment thereof.

      Section 6.09    .  Tender Offer
      Documentation.  BorgWarner shall
      not without the consent of the
      Lead Arranger (acting on the
      instructions of the Required
      Lenders):

              (i)     increase (and
      shall ensure that nothing is
      done or omitted by or on behalf
      of it or any of its Subsidiaries
      that would require an increase
      in) the total cash consideration
      payable for the capital shares
      of Target above the level set
      forth in the Tender Offer
      Documentation as filed with the
      German FSA on the Effective
      Date;

              (ii)    extend the
      Tender Offer (other than as
      required under the German
      Takeover Act) or waive, amend,
      revise or agree or decide not to
      enforce, in whole or in part,
      any other material term of the
      Tender Offer set forth in the
      Tender Offer Documentation filed
      with the German FSA on the
      Effective Date, except that
      either Borrower may waive the
      Public Offer MAC, as that term
      is defined in Section 4.1.3 of
      the Sale and Purchase Agreement,
      without prior consent of the
      Lead Arranger or the Lenders, at
      any time after the closing of
      the Private Sale; or

              (iii)   except for the
      description thereof contained in
      the Tender Offer Documentation
      on the Effective Date, issue or
      allow to be issued on its behalf
      or on behalf of any of its
      Subsidiaries any press release
      or other publicity which refers
      to this Agreement, the
      Commitments, the Loans, any of
      the Agents or any Lender without
      the consent of the Lead
      Arranger, unless the publicity
      is required by law, the German
      FSA, or any stock exchange, in
      which case, BorgWarner shall, to
      the extent possible in the
      circumstances, notify the Lead
      Arranger as soon as is
      practicable upon becoming aware
      of the requirement, shall
      consult with the Lead Arranger
      on the terms of the reference
      and shall have regard to any
      timely comments of the Lead
      Arranger.

      ARTICLE 7

      Events Of Default

              If any of the following
      events ("Events of Default")
      shall occur:

             (a)      a Borrower shall
      fail to pay any principal of any
      Loan when and as the same shall
      become due and payable, whether
      at the due date thereof or at a
      date fixed for prepayment
      thereof or otherwise;

             (b)      a Borrower shall
      fail to pay any interest on any
      Loan or any fee or any other
      amount (other than an amount
      referred to in clause [a] of
      this Article) payable under this
      Agreement, when and as the same
      shall become due and payable,
      and such failure shall continue
      unremedied for a period of five
      days;

             (c)      any
      representation or warranty made
      or deemed made by or on behalf
      of BorgWarner or any Subsidiary
      in or in connection with this
      Agreement or any amendment or
      modification hereof, or in any
      report, certificate, financial
      statement or other document
      furnished pursuant to or in
      connection with this Agreement
      or any amendment or modification
      hereof, shall prove to have been
      incorrect when made or deemed made;

             (d)      BorgWarner shall
      fail to observe or perform any
      covenant, condition or agreement
      contained in Section 5.02, 5.03
      (with respect to a Borrower's
      existence) or 5.08 or in Article 6;

             (e)      a Borrower shall
      fail to observe or perform any
      covenant, condition or agreement
      contained in this Agreement
      (other than those specified in
      clause [a] , [b] or [d] of this
      Article), and such failure shall
      continue unremedied for a period
      of 30 days after notice thereof
      from the Administrative Agent
      (given at the request of any
      Lender) to such Borrower;

             (f)      BorgWarner or
      any Subsidiary shall fail to
      make any payment (whether of
      principal or interest and
      regardless of amount) in respect
      of any Material Indebtedness,
      when and as the same shall
      become due and payable;

             (g)      any event or
      condition occurs that results in
      any Material Indebtedness
      becoming due prior to its
      scheduled maturity or that
      enables or permits (with or
      without the giving of notice,
      the lapse of time or both) the
      holder or holders of any
      Material Indebtedness or any
      trustee or agent on its or their
      behalf to cause any Material
      Indebtedness to become due, or
      to require the prepayment,
      repurchase, redemption or
      defeasance thereof, prior to its
      scheduled maturity; provided
      that this clause [g] shall not
      apply to secured Indebtedness
      that becomes due as a result of
      the voluntary sale or transfer
      of the property or assets
      securing such Indebtedness;

             (h)      an involuntary
      proceeding shall be commenced or
      an involuntary petition shall be
      filed seeking (i) liquidation,
      reorganization or other relief
      in respect of a Borrower or any
      Subsidiary or its debts, or of a
      substantial part of its assets,
      under any Federal, state or
      foreign bankruptcy, insolvency,
      receivership or similar law now
      or hereafter in effect or ((ii)
      the appointment of a receiver,
      trustee, custodian,
      sequestrator, conservator or
      similar official for a Borrower
      or any Subsidiary or for a
      substantial part of its assets,
      and, in any such case, such
      proceeding or petition shall
      continue undismissed for 60 days
      or an order or decree approving
      or ordering any of the foregoing
      shall be entered;

             (i)      a Borrower or
      any Subsidiary shall (i)
      voluntarily commence any
      proceeding or file any petition
      seeking liquidation,
      reorganization or other relief
      under any Federal, state or
      foreign bankruptcy, insolvency,
      receivership or similar law now
      or hereafter in effect, (ii)
      consent to the institution of,
      or fail to contest in a timely
      and appropriate manner, any
      proceeding or petition described
      in clause [h] of this Article,
      (iii) apply for or consent to
      the appointment of a receiver,
      trustee, custodian,
      sequestrator, conservator or
      similar official for a Borrower
      or any Subsidiary or for a
      substantial part of its assets,
      (iv) file an answer admitting
      the material allegations of a
      petition filed against it in any
      such proceeding, (v) make a
      general assignment for the
      benefit of creditors or (vi)
      take any action for the purpose
      of effecting any of the foregoing;

             (j)      a Borrower or
      any Subsidiary shall become
      unable, admit in writing or fail
      generally to pay its debts as
      they become due;

             (k)      one or more
      judgments for the payment of
      money in an aggregate amount in
      excess of $50,000,000 shall be
      rendered against a Borrower, any
      Subsidiary or any combination
      thereof and the same shall
      remain undischarged for a period
      of 30 consecutive days during
      which execution shall not be
      effectively stayed, or any
      action shall be legally taken by
      a judgment creditor to attach or
      levy upon any assets of a
      Borrower or any Subsidiary to
      enforce any such judgment;

             (l)      an ERISA Event
      shall have occurred that, in the
      opinion of the Required Lenders,
      when taken together with all
      other ERISA Events that have
      occurred, could reasonably be
      expected to result in a Material
      Adverse Effect; or

             (m)      a Change in
      Control shall occur;

      then, and in every such event
      (other than an event with
      respect to a Borrower described
      in clause [h] or[i] of this
      Article), and at any time
      thereafter during the
      continuance of such event, the
      Administrative Agent may, and at
      the request of the Required
      Lenders shall, by notice to
      BorgWarner, take either or both
      of the following actions, at the
      same or different times:
      (i)terminate the Commitments,
      and thereupon the Commitments
      shall terminate immediately, and
      (ii) declare the Loans then
      outstanding to be due and
      payable in whole (or in part, in
      which case any principal not so
      declared to be due and payable
      may thereafter be declared to be
      due and payable), and thereupon
      the principal of the Loans so
      declared to be due and payable,
      together with accrued interest
      thereon and all fees and other
      obligations of each Borrower
      accrued hereunder, shall become
      due and payable immediately,
      without presentment, demand,
      protest or other notice of any
      kind, all of which are hereby
      waived by each Borrower; and in
      case of any event with respect
      to a Borrower described in
      clause [h] or[i] of this
      Article, the Commitments shall
      automatically terminate and the
      principal of the Loans then
      outstanding, together with
      accrued interest thereon and all
      fees and other obligations of
      each Borrower accrued hereunder,
      shall automatically become due
      and payable, without
      presentment, demand, protest or
      other notice of any kind, all of
      which are hereby waived by each
      Borrower; provided that the
      Administrative Agent shall not
      have the right or obligation to
      take any of the actions set
      forth in clause [i] or [ii], and
      no Lender shall have the right
      to request the Administrative
      Agent to do so, at any time
      prior to the end of the Certain
      Funds Period.

      ARTICLE 8

      The Administrative Agent

              Each of the Lenders
      hereby irrevocably appoints the
      Administrative Agent as its
      agent and authorizes the
      Administrative Agent to take
      such actions on its behalf and
      to exercise such powers as are
      delegated to the Administrative
      Agent by the terms hereof,
      together with such actions and
      powers as are reasonably
      incidental thereto.

              The bank serving as the
      Administrative Agent hereunder
      shall have the same rights and
      powers in its capacity as a
      Lender as any other Lender and
      may exercise the same as though
      it were not the Administrative
      Agent, and such bank and its
      Affiliates may accept deposits
      from, lend money to and
      generally engage in any kind of
      business with BorgWarner or any
      Subsidiary or other Affiliate
      thereof as if it were not the
      Administrative Agent hereunder.

              The Administrative Agent
      shall not have any duties or
      obligations except those
      expressly set forth herein.
      Without limiting the generality
      of the foregoing, (a) the
      Administrative Agent shall not
      be subject to any fiduciary or
      other implied duties, regardless
      of whether a Default has
      occurred and is continuing, (b)
      the Administrative Agent shall
      not have any duty to take any
      discretionary action or exercise
      any discretionary powers, except
      discretionary rights and powers
      expressly contemplated hereby
      that the Administrative Agent is
      required to exercise in writing
      by the Required Lenders, and (c)
      except as expressly set forth
      herein, the Administrative Agent
      shall not have any duty to
      disclose, and shall not be
      liable for the failure to
      disclose, any information
      relating to BorgWarner or any of
      its Subsidiaries that is
      communicated to or obtained by
      the bank serving as
      Administrative Agent or any of
      its Affiliates in any capacity.
      The Administrative Agent shall
      not be liable for any action
      taken or not taken by it with
      the consent or at the request of
      the Required Lenders or in the
      absence of its own gross
      negligence or willful
      misconduct.  The Administrative
      Agent shall be deemed not to
      have knowledge of any Default
      unless and until written notice
      thereof is given to the
      Administrative Agent by a
      Borrower or a Lender, and the
      Administrative Agent shall not
      be responsible for or have any
      duty to ascertain or inquire
      into (i) any statement, warranty
      or representation made in or in
      connection with this Agreement,
      (ii) the contents of any
      certificate, report or other
      document delivered hereunder or
      in connection herewith, (iii)
      the performance or observance of
      any of the covenants, agreements
      or other terms or conditions set
      forth herein, (iv) the validity,
      enforceability, effectiveness or
      genuineness of this Agreement or
      any other agreement, instrument
      or document, or (v) the
      satisfaction of any condition
      set forth in Article 6 or
      elsewhere herein, other than to
      confirm receipt of items
      expressly required to be
      delivered to the Administrative
      Agent.

              The Administrative Agent
      shall be entitled to rely upon,
      and shall not incur any
      liability for relying upon, any
      notice, request, certificate,
      consent, statement, instrument,
      document or other writing
      believed by it to be genuine and
      to have been signed or sent by
      the proper Person.  The
      Administrative Agent also may
      rely upon any statement made to
      it orally or by telephone and
      believed by it to be made by the
      proper Person, and shall not
      incur any liability for relying
      thereon.  The Administrative
      Agent may consult with legal
      counsel (who may be counsel for
      a Borrower), independent
      accountants and other experts
      selected by it, and shall not be
      liable for any action taken or
      not taken by it in accordance
      with the advice of any such
      counsel, accountants or experts.
              The Administrative Agent
      may perform any and all its
      duties and exercise its rights
      and powers by or through any one
      or more sub-agents appointed by
      the Administrative Agent.  The
      Administrative Agent and any
      such sub-agent may perform any
      and all its duties and exercise
      its rights and powers through
      their respective Related
      Parties.  The exculpatory
      provisions of the preceding
      paragraphs shall apply to any
      such sub-agent and to the
      Related Parties of the
      Administrative Agent and any
      such sub-agent, and shall apply
      to their respective activities
      in connection with the
      syndication of the credit
      facilities provided for herein
      as well as activities as
      Administrative Agent.

              Subject to the
      appointment and acceptance of a
      successor Administrative Agent
      as provided in this paragraph,
      the Administrative Agent may
      resign at any time by notifying
      the Lenders, and BorgWarner.
      Upon any such resignation, the
      Required Lenders shall have the
      right, in consultation with
      BorgWarner, to appoint a
      successor.  If no successor
      shall have been so appointed by
      the Required Lenders and shall
      have accepted such appointment
      within 30 days after the
      retiring Administrative Agent
      gives notice of its resignation,
      then the retiring Administrative
      Agent may, on behalf of the
      Lenders, appoint a successor
      Administrative Agent which shall
      be a bank with an office in New
      York, New York, or an Affiliate
      of any such bank.  Upon the
      acceptance of its appointment as
      Administrative Agent hereunder
      by a successor, such successor
      shall succeed to and become
      vested with all the rights,
      powers, privileges and duties of
      the retiring Administrative
      Agent, and the retiring
      Administrative Agent shall be
      discharged from its duties and
      obligations hereunder.  The fees
      payable by each Borrower to a
      successor Administrative Agent
      shall be the same as those
      payable to its predecessor
      unless otherwise agreed between
      BorgWarner and such successor.
      After the Administrative Agent's
      resignation hereunder, the
      provisions of this Article and
      Section 10.03 shall continue in
      effect for its benefit in
      respect of any actions taken or
      omitted to be taken by it while
      it was acting as Administrative
      Agent.

              Each Lender acknowledges
      that it has, independently and
      without reliance upon the
      Administrative Agent or any
      other Lender and based on such
      documents and information as it
      has deemed appropriate, made its
      own credit analysis and decision
      to enter into this Agreement.
      Each Lender also acknowledges
      that it will, independently and
      without reliance upon the
      Administrative Agent or any
      other Lender and based on such
      documents and information as it
      shall from time to time deem
      appropriate, continue to make
      its own decisions in taking or
      not taking action under or based
      upon this Agreement, any related
      agreement or any document
      furnished hereunder or thereunder.

              The Syndication Agent
      shall have no rights,
      liabilities or obligations in
      its capacity as such.

      ARTICLE 9

      Guarantee

      Section 9.01    .  The
      Guarantee.  BorgWarner hereby
      unconditionally guarantees the
      full and punctual payment
      (whether at stated maturity,
      upon acceleration or otherwise)
      of the principal of and interest
      on each Loan made to BorgWarner
      Germany pursuant to this
      Agreement, and the full and
      punctual payment of all other
      amounts payable by BorgWarner
      Germany under this Agreement and
      its Notes.  Upon failure by
      BorgWarner Germany to pay
      punctually any such amount,
      BorgWarner shall forthwith on
      demand pay the amount not so
      paid at the place and in the
      manner specified in this Agreement.

      Section 9.02    .  Guarantee
      Unconditional.  The obligations
      of BorgWarner under this Article
      9 shall be unconditional and
      absolute and, without limiting
      the generality of the foregoing,
      shall not be released,
      discharged or otherwise affected
      by:

             (a)      any extension,
      renewal, settlement, compromise,
      waiver or release in respect of
      any obligation of BorgWarner
      Germany under this Agreement or
      any of its Notes, by operation
      of law or otherwise;

             (b)      any modification
      or amendment of or supplement to
      this Agreement or any Note;

             (c)      any release,
      impairment, non-perfection or
      invalidity of any direct or
      indirect security for any
      obligation of BorgWarner Germany
      under this Agreement or any of
      its Notes;
             (d)      any change in
      the corporate existence,
      structure or ownership of
      BorgWarner Germany, or any
      bankruptcy, insolvency,
      reorganization or other similar
      proceeding affecting BorgWarner
      Germany or its assets or any
      resulting release or discharge
      of any obligation of BorgWarner
      Germany contained in this
      Agreement or any of its Notes;

             (e)      the existence of
      any claim, set-off or other
      rights which BorgWarner may have
      at any time against BorgWarner
      Germany, the Administrative
      Agent, any Lender or any other
      Person, whether in connection
      with this Agreement or any
      unrelated transactions, provided
      that nothing herein shall
      prevent the assertion of any
      such claim by separate suit or
      compulsory counterclaim;

             (f)      any invalidity
      or unenforceability relating to
      or against BorgWarner Germany
      for any reason of this Agreement
      or any of its Notes, or any
      provision of applicable law or
      regulation purporting to
      prohibit the payment by
      BorgWarner Germany of the
      principal of or interest on any
      of its Notes or any other amount
      payable by it under this
      Agreement; or

             (g)      any other act or
      omission to act or delay of any
      kind by BorgWarner Germany, the
      Administrative Agent, any Lender
      or any other Person or any other
      circumstance whatsoever which
      might, but for the provisions of
      this Section, constitute a legal
      or equitable discharge of
      BorgWarner's obligations hereunder.

      Section 9.03    .  Discharge
      Only Upon Payment In Full;
      Reinstatement In Certain
      Circumstances.  BorgWarner's
      obligations under this Article 9
      shall remain in full force and
      effect until the Commitments
      shall have terminated and the
      principal of and interest on the
      Loans made to BorgWarner Germany
      and all other amounts payable by
      BorgWarner Germany under this
      Agreement shall have been paid
      in full.  If at any time any
      payment of the principal of or
      interest on any Loan made to
      BorgWarner Germany or any other
      amount payable by BorgWarner
      Germany under this Agreement is
      rescinded or must be otherwise
      restored or returned upon the
      bankruptcy, insolvency or
      reorganization of BorgWarner
      Germany or otherwise,
      BorgWarner's obligations
      hereunder with respect to such
      payment shall be reinstated at
      such time as though such payment
      had been due but not made at
      such time.

      Section 9.04    .  Waiver By
      BorgWarner.  BorgWarner
      irrevocably waives acceptance
      hereof, presentment, demand,
      protest and any notice not
      provided for herein, as well as
      any requirement that at any time
      any action be taken by any
      Person against BorgWarner
      Germany or any other Person.

      Section 9.05    .  Subrogation.
      Upon making full payment with
      respect to any obligation of
      BorgWarner Germany under this
      Article 9, BorgWarner shall be
      subrogated to the rights of the
      payee against BorgWarner Germany
      with respect to such obligation;
      provided that BorgWarner shall
      not enforce any payment by way
      of subrogation against
      BorgWarner Germany so long as
      (i) any Lender has any
      Commitment hereunder or (ii) any
      amount payable by BorgWarner
      Germany hereunder remains unpaid
      after giving effect to any
      payments by BorgWarner under
      this Article 9.

      Section 9.06    .  Stay Of
      Acceleration.  If acceleration
      of the time for payment of any
      amount payable by BorgWarner
      Germany under this Agreement or
      its Notes is stayed upon any
      bankruptcy, insolvency or
      reorganization of BorgWarner
      Germany or otherwise, all such
      amounts otherwise subject to
      acceleration under the terms of
      this Agreement shall nonetheless
      be payable by BorgWarner Germany
      hereunder for the purposes of
      this Article 9 forthwith on
      demand by the Administrative
      Agent made at the request of the
      Required Lenders.

      ARTICLE 10

      Miscellaneous

      Section 10.01   .  Notices.
      Except in the case of notices
      and other communications
      expressly permitted to be given
      by telephone or electronic
      communication, all notices and
      other communications provided
      for herein shall be in writing
      and shall be delivered by hand
      or overnight courier service,
      mailed by certified or
      registered mail or sent by
      telecopy, as follows:

            (a)       if to a
      Borrower, to it at BorgWarner
      Inc., 200 South Michigan Avenue,
      Chicago, Illinois, 60604,
      Attention of Vice President and
      Treasurer  (Telecopy No.
      312-322-8712)
      (Treasurycash@bwauto.com);

             (b)      if to the
      Administrative Agent, to it at
      1585 Broadway, New York, New
      York, 10036, Attention of Erma
      Dell'Aquila (Telecopy No.
      212-761-0322);

             (c)      if to any other
      Lender, to it at its address (or
      telecopy number) set forth in
      its Administrative Questionnaire.

      Any party hereto may change its
      address or telecopy number for
      notices and other communications
      hereunder by notice to the other
      parties hereto (or, in the case
      of any Lender, by notice to the
      Administrative Agent and
      BorgWarner).  All notices and
      other communications given to
      any party hereto in accordance
      with the provisions of this
      Agreement shall be deemed to
      have been given on the date of
      receipt.

      Section 10.02   .  Waivers;
      Amendments.  (a)  No failure or
      delay by the Administrative
      Agent or any Lender in
      exercising any right or power
      hereunder shall operate as a
      waiver thereof, nor shall any
      single or partial exercise of
      any such right or power, or any
      abandonment or discontinuance of
      steps to enforce such a right or
      power, preclude any other or
      further exercise thereof or the
      exercise of any other right or
      power.  The rights and remedies
      of the Administrative Agent and
      the Lenders hereunder are
      cumulative and are not exclusive
      of any rights or remedies that
      they would otherwise have.  No
      waiver of any provision of this
      Agreement or consent to any
      departure by a Borrower
      therefrom shall in any event be
      effective unless the same shall
      be permitted by paragraph [b] of
      this Section, and then such
      waiver or consent shall be
      effective only in the specific
      instance and for the purpose for
      which given.  Without limiting
      the generality of the foregoing,
      the making of a Loan shall not
      be construed as a waiver of any
      Default, regardless of whether
      the Administrative Agent or any
      Lender may have had notice or
      knowledge of such Default at the
      time.

             (b)      Neither this
      Agreement nor any provision
      hereof may be waived, amended or
      modified except pursuant to an
      agreement or agreements in
      writing entered into by each
      Borrower and the Required
      Lenders or by each Borrower and
      the Administrative Agent with
      the consent of the Required
      Lenders; provided that no such
      agreement shall (i) increase the
      Commitment of any Lender without
      the written consent of each
      Lender directly and adversely
      affected thereby, (ii) reduce
      the principal amount of any Loan
      or reduce the rate of interest
      thereon, or reduce any fees
      payable hereunder, without the
      written consent of each Lender
      directly and adversely affected
      thereby, (iii) postpone the
      scheduled date of payment of the
      principal amount of any Loan or
      any interest thereon, or any
      fees payable hereunder, or
      reduce the amount of, waive or
      excuse any such payment, or
      postpone the scheduled date of
      expiration of any Commitment,
      without the written consent of
      each Lender affected thereby,
      (iv) change Section 2.14(b) or
      2.14(c) in a manner that would
      alter the pro rata sharing of
      payments required thereby,
      without the written consent of
      each Lender directly and
      adversely affected thereby, or
      (v) change any of the provisions
      of this Section or any other
      provision hereof specifying the
      number or percentage of Lenders
      required to waive, amend or
      modify any rights hereunder or
      make any determination or grant
      any consent hereunder, without
      the written consent of each
      Lender; provided further that no
      such agreement shall amend,
      modify or otherwise affect the
      rights or duties of the
      Administrative Agent hereunder
      without the prior written
      consent of the Administrative
      Agent.

      Section 10.03   .  Expenses;
      Indemnity; Damage Waiver.  (a)
      BorgWarner shall pay (i) all
      reasonable out-of-pocket
      expenses incurred by the
      Administrative Agent, the Lead
      Arranger and their Affiliates,
      including the reasonable fees,
      charges and disbursements of
      counsel for the Administrative
      Agent and the Lead Arranger, in
      connection with the syndication
      of the credit facilities
      provided for herein, the
      preparation and administration
      of this Agreement or any
      amendments, modifications or
      waivers of the provisions hereof
      (whether or not the transactions
      contemplated hereby or thereby
      shall be consummated) and (ii)
      all reasonable out-of-pocket
      expenses incurred by the
      Administrative Agent or any
      Lender, including the fees,
      charges and disbursements of one
      counsel for the Administrative
      Agent and the Lenders (unless
      using such counsel would present
      a conflict of interest, in which
      case BorgWarner shall pay the
      reasonable fees, charges and
      disbursements of one additional
      counsel), in connection with the
      enforcement or protection of
      their rights in connection with
      this Agreement, including their
      rights under this Section, or in
      connection with the Loans made
      hereunder, including in
      connection with any workout,
      restructuring or negotiations in
      respect thereof.

             (b)      BorgWarner shall
      indemnify the Administrative
      Agent, the Lead Arranger and
      each Lender, and each Related
      Party of any of the foregoing
      Persons (each such Person being
      called an "Indemnitee") against,
      and hold each Indemnitee
      harmless from, any and all
      losses, claims, damages,
      liabilities and related
      expenses, including the
      reasonable fees, charges and
      disbursements of any counsel for
      any Indemnitee (notwithstanding
      any limitation in Section
      10.03(a)(ii)), incurred by or
      asserted against any Indemnitee
      arising out of, in connection
      with, or as a result of (i) the
      execution or delivery of this
      Agreement or any agreement or
      instrument contemplated hereby,
      the performance by the parties
      hereto of their respective
      obligations hereunder or the
      consummation of the Transactions
      or any other transactions
      contemplated hereby, (ii) any
      Loan or the use of the proceeds
      therefrom, (iii) any actual or
      alleged presence or release of
      Hazardous Materials on or from
      any property owned or operated
      by BorgWarner or any of its
      Subsidiaries, or any
      Environmental Liability related
      in any way to BorgWarner or any
      of its Subsidiaries, or (iv) any
      actual or prospective claim,
      litigation, investigation or
      proceeding relating to any of
      the foregoing, whether based on
      contract, tort or any other
      theory and regardless of whether
      any Indemnitee is a party
      thereto; provided that such
      indemnity shall not, as to any
      Indemnitee or its Related
      Parties, be available to the
      extent that such losses, claims,
      damages, liabilities or related
      expenses are determined by a
      court of competent jurisdiction
      by final and nonappealable
      judgment to have resulted from
      the gross negligence or willful
      misconduct of such Indemnitee or
      its Related Parties.

             (c)      To the extent
      that a Borrower fails to pay any
      amount required to be paid by it
      to the Administrative Agent or
      Lead Arranger under paragraph
      [a] or [b] of this Section, each
      Lender severally agrees to pay
      to the Administrative Agent or
      the Lead Arranger, as the case
      may be, such Lender's Applicable
      Percentage (determined as of the
      time that the applicable
      unreimbursed expense or
      indemnity payment is sought) of
      such unpaid amount; provided
      that the unreimbursed expense or
      indemnified loss, claim, damage,
      liability or related expense, as
      the case may be, was incurred by
      or asserted against the
      Administrative Agent or the Lead
      Arranger in its capacity as such.

        (d)   To the extent permitted
      by applicable law, BorgWarner
      shall not assert, and hereby
      waives, any claim against any
      Indemnitee, on any theory of
      liability, for special,
      indirect, consequential or
      punitive damages (as opposed to
      direct or actual damages)
      arising out of, in connection
      with, or as a result of, this
      Agreement or any agreement or
      instrument contemplated hereby,
      the Transactions, any Loan or
      the use of the proceeds thereof.

      Section 10.04   .  Successors
      And Assigns.  (a)  The
      provisions of this Agreement
      shall be binding upon and inure
      to the benefit of the parties
      hereto and their respective
      successors and assigns permitted
      hereby, except that a Borrower
      may not assign or otherwise
      transfer any of its rights or
      obligations hereunder without
      the prior written consent of
      each Lender (and any attempted
      assignment or transfer by a
      Borrower without such consent
      shall be null and void).
      Nothing in this Agreement,
      expressed or implied, shall be
      construed to confer upon any
      Person (other than the parties
      hereto, their respective
      successors and assigns permitted
      hereby and, to the extent
      expressly contemplated hereby,
      the Related Parties of each of
      the Administrative Agent and the
      Lenders) any legal or equitable
      right, remedy or claim under or
      by reason of this Agreement.

             (b)      Any Lender may
      assign to one or more assignees
      all or a portion of its rights
      and obligations under this
      Agreement (including all or a
      portion of its Commitments and
      the Loans at the time owing to
      it); provided that (i) each of
      BorgWarner (except in the case
      of an assignment to a Lender or
      an Affiliate of a Lender) and
      the Administrative Agent must
      give their prior written consent
      to such assignment (which
      consent shall not be
      unreasonably withheld), (ii)
      except in the case of an
      assignment to a Lender or an
      Affiliate of a Lender or an
      assignment of the entire
      remaining amount of the
      assigning Lender's Commitment,
      the amount of any Commitment of
      the assigning Lender subject to
      each such assignment (determined
      as of the date the Assignment
      and Acceptance with respect to
      such assignment is delivered to
      the Administrative Agent) shall
      not be less than _5,000,000
      (except in the case of an
      assignment to the entire
      remaining amount of the
      assigning Lender's Commitment),
      unless each of BorgWarner and
      the Administrative Agent
      otherwise consent, (iii) each
      partial assignment of a
      Commitment shall be made as an
      assignment of a proportionate
      part of all the assigning
      Lender's rights and obligations
      under the assigned Commitment,
      (iv) the parties to each
      assignment shall execute and
      deliver to the Administrative
      Agent an Assignment and
      Acceptance, together with a
      processing and recordation fee
      of $3,500, and (v) the assignee,
      if it shall not be a Lender,
      shall deliver to the
      Administrative Agent an
      Administrative Questionnaire;
      provided further that any
      consent of BorgWarner otherwise
      required under this paragraph
      shall not be required if an
      Event of Default has occurred
      and is continuing.  Upon
      acceptance and recording
      pursuant to paragraph [d] of
      this Section, from and after the
      effective date specified in each
      Assignment and Acceptance, the
      assignee thereunder shall be a
      party hereto and, to the extent
      of the interest assigned by such
      Assignment and Acceptance, have
      the rights and obligations of a
      Lender under this Agreement, and
      the assigning Lender thereunder
      shall, to the extent of the
      interest assigned by such
      Assignment and Acceptance, be
      released from its obligations
      under this Agreement (and, in
      the case of an Assignment and
      Acceptance covering all of the
      assigning Lender's rights and
      obligations under this
      Agreement, such Lender shall
      cease to be a party hereto but
      shall continue to be entitled to
      the benefits of Sections 2.11,
      2.12, 2.13 and 10.03).  Any
      assignment or transfer by a
      Lender of rights or obligations
      under this Agreement that does
      not comply with this paragraph
      shall be treated for purposes of
      this Agreement as a sale by such
      Lender of a participation in
      such rights and obligations in
      accordance with paragraph (e) of
      this Section.

       (c)    The Administrative
      Agent, acting for this purpose
      as an agent of the applicable
      Borrower, shall maintain at one
      of its offices in The City of
      New York a copy of each
      Assignment and Acceptance
      delivered to it and a register
      for the recordation of the names
      and addresses of the Lenders,
      and the Commitments of, and
      principal amount of the Loans
      owing to, each Lender pursuant
      to the terms hereof from time to
      time (the "Register").  The
      entries in the Register shall be
      conclusive, and the applicable
      Borrower, the Administrative
      Agent and the Lenders may treat
      each Person whose name is
      recorded in the Register
      pursuant to the terms hereof as
      a Lender hereunder for all
      purposes of this Agreement,
      notwithstanding notice to the
      contrary.  The Register shall be
      available for inspection by
      either Borrower and any Lender
      at any reasonable time and from
      time to time upon reasonable
      prior notice.

      (d)     Upon its receipt of a
      duly completed Assignment and
      Acceptance executed by an
      assigning Lender and an
      assignee, the assignee's
      completed Administrative
      Questionnaire (unless the
      assignee shall already be a
      Lender hereunder), the
      processing and recordation fee
      referred to in paragraph (b) of
      this Section and any written
      consent to such assignment
      required by paragraph (b) of
      this Section, the Administrative
      Agent shall accept such
      Assignment and Acceptance and
      record the information contained
      therein in the Register.  No
      assignment shall be effective
      for purposes of this Agreement
      unless it has been recorded in
      the Register as provided in this
      paragraph.

             (e)      Any Lender may,
      without the consent of either
      Borrower or the Administrative
      Agent, sell participations to
      one or more banks or other
      entities (a "Participant") in
      all or a portion of such
      Lender's rights and obligations
      under this Agreement (including
      all or a portion of its
      Commitment and the Loans owing
      to it); provided that (i) such
      Lender's obligations under this
      Agreement shall remain
      unchanged, (ii) such Lender
      shall remain solely responsible
      to the other parties hereto for
      the performance of such
      obligations and (iii) each
      Borrower, the Administrative
      Agent, and the other Lenders
      shall continue to deal solely
      and directly with such Lender in
      connection with such Lender's
      rights and obligations under
      this Agreement.  Any agreement
      or instrument pursuant to which
      a Lender sells such a
      participation shall provide that
      such Lender shall retain the
      sole right to enforce this
      Agreement and to approve any
      amendment, modification or
      waiver of any provision of this
      Agreement; provided that such
      agreement or instrument may
      provide that such Lender will
      not, without the consent of the
      Participant, agree to any
      amendment, modification or
      waiver described in the first
      proviso to Section 10.02(b) that
      affects such Participant.
      Subject to paragraph [f] of this
      Section, the Borrowers agree
      that each Participant shall be
      entitled to the benefits of
      Sections 2.11, 2.12, and 2.13 to
      the same extent as if it were a
      Lender and had acquired its
      interest by assignment pursuant
      to paragraph [b] of this Section.

             (f)      A Participant
      shall not be entitled to receive
      any greater payment under
      Section 2.11 or 2.13 than the
      applicable Lender would have
      been entitled to receive with
      respect to the participation
      sold to such Participant, unless
      the sale of the participation to
      such Participant is made with
      BorgWarner's prior written
      consent.  A Participant that
      would be a Foreign Lender if it
      were a Lender shall not be
      entitled to the benefits of
      Section 2.13 unless BorgWarner
      is notified of the participation
      sold to such Participant and
      such Participant agrees, for the
      benefit of the Borrowers, to
      comply with Section 2.13(e) as
      though it were a Lender.

             (g)      Any Lender may
      at any time pledge or assign a
      security interest in all or any
      portion of its rights under this
      Agreement to secure obligations
      of such Lender, including any
      such pledge or assignment to a
      Federal Reserve Bank, and this
      Section shall not apply to any
      such pledge or assignment of a
      security interest; provided that
      no such pledge or assignment of
      a security interest shall
      release a Lender from any of its
      obligations hereunder or
      substitute any such assignee for
      such Lender as a party hereto.

      Section 10.05   .  Survival.
      All covenants, agreements,
      representations and warranties
      made by each Borrower herein and
      in the certificates or other
      instruments delivered in
      connection with or pursuant to
      this Agreement shall be
      considered to have been relied
      upon by the other parties hereto
      and shall survive the execution
      and delivery of this Agreement
      and the making of any Loans,
      regardless of any investigation
      made by any such other party or
      on its behalf and
      notwithstanding that the
      Administrative Agent or any
      Lender may have had notice or
      knowledge of any Default or
      incorrect representation or
      warranty at the time any credit
      is extended hereunder, and shall
      continue in full force and
      effect as long as the principal
      of or any accrued interest on
      any Loan or any fee or any other
      amount payable under this
      Agreement is outstanding and
      unpaid and so long as the
      Commitments have not expired or
      terminated.  The provisions of
      Sections 2.11 2.12, 2.13 and
      Section 10.03 and Article 8
      shall survive and remain in full
      force and effect regardless of
      the consummation of the
      transactions contemplated
      hereby, the repayment of the
      Loans, the expiration or
      termination of the Commitments
      or the termination of this
      Agreement or any provision
      hereof.

      Section 10.06   .  Counterparts;
      Integration; Effectiveness.
      This Agreement may be executed
      in counterparts (and by
      different parties hereto on
      different counterparts), each of
      which shall constitute an
      original, but all of which when
      taken together shall constitute
      a single contract.  This
      Agreement and any separate
      letter agreements with respect
      to fees payable to the
      Administrative Agent constitute
      the entire contract among the
      parties relating to the subject
      matter hereof and supersede any
      and all previous agreements and
      understandings, oral or written,
      relating to the subject matter
      hereof.  Except as provided in
      Section 4.01, this Agreement
      shall become effective when it
      shall have been executed by the
      Administrative Agent and when
      the Administrative Agent shall
      have received counterparts
      hereof which, when taken
      together, bear the signatures of
      each of the other parties
      hereto, and thereafter shall be
      binding upon and inure to the
      benefit of the parties hereto
      and their respective successors
      and assigns.  Delivery of an
      executed counterpart of a
      signature page of this Agreement
      by telecopy shall be effective
      as delivery of a manually
      executed counterpart of this
      Agreement.

      Section 10.07   .  Severability.
       Any provision of this Agreement
      held to be invalid, illegal or
      unenforceable in any
      jurisdiction shall, as to such
      jurisdiction, be ineffective to
      the extent of such invalidity,
      illegality or unenforceability
      without affecting the validity,
      legality and enforceability of
      the remaining provisions hereof;
      and the invalidity of a
      particular provision in a
      particular jurisdiction shall
      not invalidate such provision in
      any other jurisdiction.

      Section 10.08   .  Right Of
      Setoff.  If an Event of Default
      shall have occurred and be
      continuing, each Lender is
      hereby authorized at any time
      and from time to time, to the
      fullest extent permitted by law,
      to set off and apply any and all
      deposits (general or special,
      time or demand, provisional or
      final) at any time held and
      other indebtedness at any time
      owing by such Lender to or for
      the credit or the account of
      either Borrower against any of
      and all the obligations of such
      Borrower now or hereafter
      existing under this Agreement
      held by such Lender,
      irrespective of whether or not
      such Lender shall have made any
      demand under this Agreement and
      although such obligations may be
      unmatured.  In the event that
      amounts set off in one currency
      are applied to obligations in a
      different currency, the rate of
      exchange shall be the Exchange
      Rate as in effect at the time of
      application.  The rights of each
      Lender under this Section are in
      addition to other rights and
      remedies (including other rights
      of setoff) which such Lender may
      have.

      Section 10.09   .  Governing
      Law; Jurisdiction; Consent To
      Service Of Process.  (a)  This
      Agreement shall be construed in
      accordance with and governed by
      the law of the State of New York.
             (b)      Each Borrower
      hereby irrevocably and
      unconditionally submits, for
      itself and its property, to the
      nonexclusive jurisdiction of the
      Supreme Court of the State of
      New York sitting in New York
      County and of the United States
      District Court of the Southern
      District of New York, and any
      appellate court from any
      thereof, in any action or
      proceeding arising out of or
      relating to this Agreement, or
      for recognition or enforcement
      of any judgment, and each of the
      parties hereto hereby
      irrevocably and unconditionally
      agrees that all claims in
      respect of any such action or
      proceeding may be heard and
      determined in such New York
      State or, to the extent
      permitted by law, in such
      Federal court.  Each of the
      parties hereto agrees that a
      final judgment in any such
      action or proceeding shall be
      conclusive and may be enforced
      in other jurisdictions by suit
      on the judgment or in any other
      manner provided by law.  Nothing
      in this Agreement shall affect
      any right that the
      Administrative Agent or any
      Lender may otherwise have to
      bring any action or proceeding
      relating to this Agreement
      against each Borrower or its
      properties in the courts of any
      jurisdiction.

             (c)      Each Borrower
      hereby irrevocably and
      unconditionally waives, to the
      fullest extent it may legally
      and effectively do so, any
      objection which it may now or
      hereafter have to the laying of
      venue of any suit, action or
      proceeding arising out of or
      relating to this Agreement in
      any court referred to in
      paragraph [b] of this Section.
      Each of the parties hereto
      hereby irrevocably waives, to
      the fullest extent permitted by
      law, the defense of an
      inconvenient forum to the
      maintenance of such action or
      proceeding in any such court.

             (d)      Each party to
      this Agreement irrevocably
      consents to service of process
      in the manner provided for
      notices in Section 10.01.
      Nothing in this Agreement will
      affect the right of any party to
      this Agreement to serve process
      in any other manner permitted by
      law.

      Section 10.10   .  WAIVER OF
      JURY TRIAL.  EACH PARTY HERETO
      HEREBY WAIVES, TO THE FULLEST
      EXTENT PERMITTED BY APPLICABLE
      LAW, ANY RIGHT IT MAY HAVE TO A
      TRIAL BY JURY IN ANY LEGAL
      PROCEEDING DIRECTLY OR
      INDIRECTLY ARISING OUT OF OR
      RELATING TO THIS AGREEMENT OR
      THE TRANSACTIONS CONTEMPLATED
      HEREBY (WHETHER BASED ON
      CONTRACT, TORT OR ANY OTHER
      THEORY).  EACH PARTY HERETO (A)
      CERTIFIES THAT NO
      REPRESENTATIVE, AGENT OR
      ATTORNEY OF ANY OTHER PARTY HAS
      REPRESENTED, EXPRESSLY OR
      OTHERWISE, THAT SUCH OTHER PARTY
      WOULD NOT, IN THE EVENT OF
      LITIGATION, SEEK TO ENFORCE THE
      FOREGOING WAIVER AND (B)
      ACKNOWLEDGES THAT IT AND THE
      OTHER PARTIES HERETO HAVE BEEN
      INDUCED TO ENTER INTO THIS
      AGREEMENT BY, AMONG OTHER
      THINGS, THE MUTUAL WAIVERS AND
      CERTIFICATIONS IN THIS SECTION.

      Section 10.11   .  Headings.
      Article and Section headings and
      the Table of Contents used
      herein are for convenience of
      reference only, are not part of
      this Agreement and shall not
      affect the construction of, or
      be taken into consideration in
      interpreting, this Agreement.

      Section 10.12   .
      Confidentiality.  Each of the
      Administrative Agent and the
      Lenders agrees to maintain the
      confidentiality of the
      Information (as defined below),
      except that Information may be
      disclosed (a) to its and its
      Affiliates' directors, officers,
      employees and agents, including
      accountants, legal counsel and
      other advisors (it being
      understood that the Persons to
      whom such disclosure is made
      will be informed of the
      confidential nature of such
      Information and instructed to
      keep such Information
      confidential), (b) to the extent
      requested by any regulatory
      authority, (c) to the extent
      required by applicable laws or
      regulations or by any subpoena
      or similar legal process, (d) to
      any other party to this
      Agreement, (e) in connection
      with the exercise of any
      remedies hereunder or any suit,
      action or proceeding relating to
      this Agreement or the
      enforcement of rights hereunder,
      (f) subject to an agreement
      containing provisions
      substantially the same as those
      of this Section, to (i) any
      assignee of or Participant in,
      or any prospective assignee of
      or Participant in, any of its
      rights or obligations under this
      Agreement or (ii) any actual or
      prospective counterparty (or its
      advisors) to any swap or
      derivative transaction relating
      to each Borrower and its
      obligations, (g) with the
      consent of such Borrower or (h)
      to the extent such Information
      (i) becomes publicly available
      other than as a result of a
      breach of this Section or (ii)
      becomes available to the
      Administrative Agent or any
      Lender on a nonconfidential
      basis from a source other than a
      Borrower, provided that, if
      Information is disclosed
      pursuant to clause [b] or [c]
      above, the Administrative Agent
      or such Lender, as the case may
      be, shall use its best efforts
      to promptly notify BorgWarner
      prior to such disclosure unless
      it is legally prohibited from
      doing so or unless such
      disclosure is in connection with
      customary reviews by bank
      examiners.  For the purposes of
      this Section, "Information"
      means all information received
      from a Borrower relating to such
      Borrower or its business, other
      than any such information that
      is available to the
      Administrative Agent or any
      Lender on a nonconfidential
      basis prior to disclosure by
      such Borrower; provided that, in
      the case of information received
      from a Borrower after the date
      hereof, such information is
      clearly identified at the time
      of delivery as confidential.
      Any Person required to maintain
      the confidentiality of
      Information as provided in this
      Section shall be considered to
      have complied with its
      obligation to do so if such
      Person has exercised the same
      degree of care to maintain the
      confidentiality of such
      Information as such Person would
      accord to its own confidential
      information.

      Section 10.13   .  Judgment
      Currency.  If, for the purposes
      of obtaining judgment or filing
      a claim in any court, it is
      necessary to convert a sum due
      hereunder or claim in one
      currency into another currency,
      the rate of exchange used shall
      be that at which in accordance
      with normal banking procedures
      the Administrative Agent could
      purchase the first currency with
      such other currency on the
      Business Day preceding that on
      which final judgment is given.
      The obligation of each Borrower
      in respect of any such sum due
      from it to the Administrative
      Agent or the Lenders hereunder
      shall, notwithstanding any
      judgment in a currency (the
      "Judgment Currency") other than
      that in which such sum is
      denominated in accordance with
      the applicable provisions of
      this Agreement (the "Agreement
      Currency"), be discharged only
      to the extent that on the
      Business Day following receipt
      by the Administrative Agent of
      any sum adjudged to be so due in
      the Judgment Currency, the
      Administrative Agent may in
      accordance with normal banking
      procedures purchase the
      Agreement Currency with the
      Judgment Currency.  If the
      amount of the Agreement Currency
      so purchased is less than the
      sum originally due to the
      Administrative Agent from a
      Borrower in the Agreement
      Currency, such Borrower agrees,
      as a separate obligation and
      notwithstanding any such
      judgment, to indemnify the
      Administrative Agent or the
      Person to whom such obligation
      was owing against such loss.  If
      the amount of the Agreement
      Currency so purchased is greater
      than the sum originally due to
      the Administrative Agent in such
      currency, the Administrative
      Agent agrees to return the
      amount of any excess to the
      applicable Borrower (or to any
      other Person who may be entitled
      thereto under applicable law).

      Section 10.14   .  USA PATRIOT
      Act.  Each Lender hereby
      notifies each Borrower that
      pursuant to the requirements of
      the USA Patriot Act (Title III
      of Pub. L. 107-56 (signed into
      law October 26, 2001)) (the
      "Act"), it is required to
      obtain, verify and record
      information that identifies such
      Borrower, which information
      includes the name and address of
      such Borrower and other
      information that will allow such
      Lender to identify such Borrower
      in accordance with the Act.

      IN WITNESS WHEREOF, the parties
      hereto have caused this
      Agreement to be duly executed by
      their respective authorized
      officers as of the day and year
      first above written.

      BORGWARNER INC.,


      By  _________________________
      Name:
      Title:


      BORGWARNER GERMANY GMBH,


      By  _________________________
      Name:
      Title:


      MORGAN STANLEY SENIOR FUNDING,
      INC., individually and as
      Administrative Agent and
      Syndication Agent,


















      By _________________________
      Name:
      Title:


      SCHEDULE 2.1


      COMMITMENTS


      Lender








                                               Commitments
      Morgan Stanley Senior Funding,
      Inc.      E700,000,000




























      Exhibit A

                FORM OF
       ASSIGNMENT AND ACCEPTANCE

      Reference is made to the Credit
      Agreement, dated as of November
      23, 2004 (as amended,
      supplemented or otherwise
      modified from time to time, the
      "Credit Agreement"), among
      BorgWarner Inc. (the
      "BorgWarner"), BorgWarner
      Germany GmbH, the Lenders party
      thereto, and Morgan Stanely
      Senior Funding, Inc., as
      administrative agent for the
      Lenders (in such capacity, the
      "Administrative Agent") and as
      syndication agent for the
      Lenders (in such capacity, the
      "Syndication Agent").  Unless
      otherwise defined herein, terms
      defined in the Credit Agreement
      and used herein shall have the
      meanings given to them in the
      Credit Agreement.

              The Assignor identified
      on Schedule l hereto (the
      "Assignor") and the Assignee
      identified on Schedule l hereto
      (the "Assignee") agree as follows:

      1.      The Assignor hereby
      irrevocably sells and assigns to
      the Assignee without recourse to
      the Assignor, and the Assignee
      hereby irrevocably purchases and
      assumes from the Assignor
      without recourse to the
      Assignor, as of the Effective
      Date (as defined below), the
      interest described in Schedule 1
      hereto (the "Assigned Interest")
      in and to the Assignor's rights
      and obligations under the Credit
      Agreement to the extent related
      to the principal amount and
      percentage interest set forth on
      Schedule 1 hereto.

      2.      The Assignor (a) makes
      no representation or warranty
      and assumes no responsibility
      with respect to any statements,
      warranties or representations
      made in or in connection with
      the Credit Agreement or with
      respect to the execution,
      legality, validity,
      enforceability, genuineness,
      sufficiency or value of the
      Credit Agreement or any other
      instrument or document furnished
      pursuant thereto, other than
      that the Assignor has not
      created any adverse claim upon
      the interest being assigned by
      it hereunder and that such
      interest is free and clear of
      any such adverse claim and (b)
      makes no representation or
      warranty and assumes no
      responsibility with respect to
      the financial condition of
      either Borrower, any of their
      Affiliates or any other obligor
      or the performance or observance
      by either Borrower, any of their
      Affiliates or any other obligor
      of any of their respective
      obligations under the Credit
      Agreement or any other
      instrument or document furnished
      pursuant hereto or thereto.

      3.      The Assignee (a)
      represents and warrants that it
      is legally authorized to enter
      into this Assignment and
      Assumption; (b) confirms that it
      has received a copy of the
      Credit Agreement, together with
      copies of the financial
      statements delivered pursuant to
      Sections 3.04 and 5.01 thereof
      and such other documents and
      information as it has deemed
      appropriate to make its own
      credit analysis and decision to
      enter into this Assignment and
      Acceptance; (c) agrees that it
      will, independently and without
      reliance upon the Assignor, the
      Syndication Agent, the
      Administrative Agent or any
      Lender and based on such
      documents and information as it
      shall deem appropriate at the
      time, continue to make its own
      credit decisions in taking or
      not taking action under the
      Credit Agreement or any other
      instrument or document furnished
      pursuant hereto or thereto; (d)
      appoints and authorizes the
      Administrative Agent to take
      such action as agent on its
      behalf and to exercise such
      powers and discretion under the
      Credit Agreement, or any other
      instrument or document furnished
      pursuant hereto or thereto as
      are delegated to the
      Administrative Agent by the
      terms thereof, together with
      such powers as are incidental
      thereto; and (e) agrees that it
      will be bound by the provisions
      of the Credit Agreement and will
      perform in accordance with its
      terms all the obligations which
      by the terms of the Credit
      Agreement are required to be
      performed by it as a Lender
      including, if it is organized
      under the laws of a jurisdiction
      outside the United States, its
      obligation pursuant to Section
      2.13(e) of the Credit Agreement.

      4.      The effective date of
      this Assignment and Acceptance
      shall be the Effective Date of
      Assignment described in Schedule
      1 hereto (the "Effective Date").
       Following the execution of this
      Assignment and Acceptance, it
      will be delivered to the
      Administrative Agent for
      acceptance by it and recording
      by the Administrative Agent
      pursuant to the Credit
      Agreement, effective as of the
      Effective Date (which shall not,
      unless otherwise agreed to by
      the Administrative Agent, be
      earlier than five Business Days
      after the date of such
      acceptance and recording by the
      Administrative Agent).

      5.      Upon such acceptance and
      recording, from and after the
      Effective Date, the
      Administrative Agent shall make
      all payments in respect of the
      Assigned Interest (including
      payments of principal, interest,
      fees and other amounts) to the
      Assignor for amounts which have
      accrued to the Effective Date
      and to the Assignee for amounts
      which have accrued subsequent to
      the Effective Date.

      6.      From and after the
      Effective Date, (a) the Assignee
      shall be a party to the Credit
      Agreement and, to the extent
      provided in this Assignment and
      Acceptance, have the rights and
      obligations of a Lender
      thereunder and shall be bound by
      the provisions thereof and (b)
      the Assignor shall, to the
      extent provided in this
      Assignment and Acceptance,
      relinquish its rights and be
      released from its obligations
      under the Credit Agreement.

      7.      This Assignment and
      Acceptance shall be governed by
      and construed in accordance with
      the laws of the State of New York.

      IN WITNESS WHEREOF, the parties
      hereto have caused this
      Assignment and Acceptance to be
      executed as of the date first
      above written by their
      respective duly authorized
      officers on Schedule 1 hereto.

      Schedule 1

      to Assignment and Acceptance
      with respect to

      the Credit Agreement, dated as
      of November 23, 2004,

      among BorgWarner Inc.,
      BorgWarner Germany GmbH,

      the Lenders party thereto,

      and Morgan Stanley Senior
      Funding, Inc.,

      as Administrative Agent and
      Syndication Agent

      Name of Assignor:
      _______________________

      Name of Assignee:
      _______________________

      Effective Date of Assignment:
      _________________

      Commitment/Loan Amount Assigned Commitment/Loan Percentage Assigned
      $_______       ___    .______       %
      [Name of Assignee]
      [Name of Assignor]

      By:______________________________
      Title:

      By:______________________________
      Title:

      Accepted for Recordation in the
      Register:
      Required Consents (if any):
      _________________________________,
      as
      Administrative Agent

      BorgWarner Inc.
      By:______________________________
      Title:

      By:______________________________
      Title:

      Morgan Stanley Senior Funding,
      Inc., as
      Administrative Agent
      By:______________________________
      Title:


      Exhibit B




      November 23, 2004


      Morgan Stanley Senior Funding,
      Inc., as Administrative Agent
      under the Credit Agreement, as
      hereinafter defined (the "Agent")

      and

      The Lenders under the Credit
      Agreement as of the date hereof

      Re:     Credit Agreement dated
      as of November 23, 2004 (the
      "Credit Agreement") among
      BorgWarner Inc. (the "Company"),
      BorgWarner Germany GmbH, the
      lending institutions identified
      in the Credit Agreement (the
      "Lenders"), the Agent, and the
      Syndication Agent party thereto.

      Ladies and Gentlemen:

      I am the Vice President and
      General Counsel of the Company
      and, as such, have acted as
      counsel to the Company in
      connection with the preparation,
      execution and delivery of the
      Credit Agreement.  Unless
      otherwise indicated, capitalized
      terms used but not defined
      herein shall have the respective
      meanings set forth in the Credit
      Agreement.  This opinion is
      furnished to you pursuant to
      Section 4.01(b) of the Credit
      Agreement.

      In connection with this opinion,
      I, or attorneys acting under my
      supervision and control, have
      examined the Credit Agreement,
      signed by the parties thereto,
      and also have examined the
      originals, or duplicates or
      certified or conformed copies,
      of such records, agreements,
      instruments and other documents
      and have made such other
      investigations as we have deemed
      relevant and necessary in
      connection with the opinions
      expressed herein.  As to
      questions of fact material to
      this opinion, I have relied upon
      certificates of public officials
      and of officers and
      representatives of the Company.
      In addition, I have examined,
      and have relied as to matters of
      fact upon, the representations
      made in the Credit Agreement.

      In rendering the opinions set
      forth below, I have assumed the
      genuineness of all signatures,
      the legal capacity of natural
      persons, the authenticity of all
      documents submitted to me as
      originals, the conformity to
      original documents of all
      documents submitted to me as
      duplicates or certified or
      conformed copies, and the
      authenticity of the originals of
      such latter documents.

      Based upon and subject to the
      foregoing, and subject to the
      qualifications and limitations
      set forth herein, I am of the
      opinion that:

      1.      The Company (a) has been
      duly incorporated and is validly
      existing and in good standing as
      a corporation under the laws of
      the State of Delaware, (b) has
      the corporate power and
      authority to execute and deliver
      the Credit Agreement and to
      borrow and perform its
      obligations thereunder,
      including, without limitation,
      its Guarantee and (c) has duly
      authorized, executed and
      delivered the Credit Agreement.

      2.      The execution and
      delivery by the Company of the
      Credit Agreement, its borrowings
      in accordance with the terms
      thereof and performance of its
      obligations thereunder
      including, without limitation,
      its Guarantee (a) will not
      result in any violation of (1)
      the Certificate of Incorporation
      or By-Laws of the Company or (2)
      assuming that proceeds of
      borrowings will be used in
      accordance with the terms of the
      Credit Agreement, any Federal or
      New York statute or the Delaware
      General Corporation Law or any
      rule or regulation issued
      pursuant to any New York or
      Federal statute or the Delaware
      General Corporation Law or any
      existing order applicable to the
      Company or any Subsidiary issued
      by any court or governmental
      agency or body having
      jurisdiction over the Company,
      any Subsidiary or any of their
      respective properties and (b)
      will not (1) result in the
      creation of any lien upon or
      security interest in the
      Company's properties pursuant
      to, or (2) to the best of my
      knowledge, breach or result in a
      default under, the terms of any
      material agreement or instrument
      to which the Company or any
      Subsidiary is a party or by
      which they or any of their
      respective properties is bound.

      3.      No consent, approval,
      authorization, order, filing,
      registration or qualification of
      or with any Federal or New York
      governmental agency or body or
      any Delaware governmental agency
      or body acting pursuant to the
      Delaware General Corporation Law
      is required for the execution
      and delivery by the Company of
      the Credit Agreement, the
      borrowings by the Company in
      accordance with the terms of the
      Credit Agreement or the
      performance by the Company of
      its obligations under the Credit
      Agreement including, without
      limitation, its Guarantee.

      4.      The Credit Agreement
      constitutes the valid and
      legally binding obligation of
      the Company, enforceable against
      the Company in accordance with
      its terms.

      5.      To my knowledge and
      other than as identified in the
      Credit Agreement there is no
      action, suit or proceeding
      before or by any court,
      arbitrator or governmental
      agency, body or official, now
      pending, to which the Company is
      a party or to which the
      business, assets or property of
      the Company is subject and, to
      the best of my knowledge, no
      such action, suit or proceeding
      is threatened to which the
      Company or the business, assets
      or property of the Company would
      be subject that in either case
      (a) questions the validity of
      the Credit Agreement or (b)
      could reasonably expected to
      have a Material Adverse Effect.

      6.      The Company is not is an
      "investment company" within the
      meaning of and subject to
      regulation under the Investment
      Company Act of 1940, as amended,
      or a "holding company," or a
      "subsidiary company" of a
      "holding company," within the
      meaning of the Public Utility
      Holding Company Act of 1935, as
      amended.

      7.      Assuming that the
      Company will comply with the
      provisions of the Credit
      Agreement relating to the use of
      proceeds, the making of the
      Loans under the Credit Agreement
      will not violate Regulation U or
      X of the Board of Governors of
      the Federal Reserve System.

      My opinion in paragraph 4 above
      is subject to (i) the effects of
      bankruptcy, insolvency,
      fraudulent conveyance,
      reorganization, moratorium and
      other similar laws relating to
      or affecting creditors' rights
      generally, (ii) general
      equitable principles (whether
      considered in a proceeding in
      equity or at law) and (iii) an
      implied covenant of good faith
      and fair dealing.

              The opinions expressed
      herein are subject to the
      following further qualifications:

      (a)     I express no opinion as
      to the validity, binding effect
      or enforceability of cumulative
      remedies to the extent such
      cumulative remedies purport to
      or would have the effect of
      compensating the party entitled
      to the benefits thereof in
      amounts in excess of the actual
      loss suffered by such party.

      (b)     Requirements in the
      Credit Agreement specifying that
      provisions thereof may only be
      waived in writing may not be
      valid, binding or enforceable to
      the extent that an oral
      agreement or an implied
      agreement by trade practice or
      course of conduct has been
      created modifying any provision
      thereof.

      (c)     I express no opinion as
      to the purported right under
      Section 10.08 of the Credit
      Agreement to set off against
      deposits made by the Company
      with any of you acting in a
      fiduciary capacity.

      (d)     I express no opinion as
      to the validity, binding effect
      or enforceability of Sections
      10.03(d) and 10.10 of the Credit
      Agreement.

      (e)     I express no opinion
      with respect to indemnification
      or contribution obligations
      which contravene public policy.

      This opinion is limited to the
      specific issues addressed and is
      limited in all respects to laws
      and facts existing on the date
      hereof.  By rendering this
      opinion, I do not undertake to
      advise you of any changes in
      such laws or facts which may
      occur after the date hereof.

              As used in this opinion,
      references "to the best of my
      knowledge" mean to my actual
      knowledge, or the actual
      knowledge of the attorneys
      working under my supervision and
      control.

              I am a member of the
      Bars of the States of Illinois
      and Michigan, and I do not
      express any opinion herein
      concerning any law other than
      the law of the State of New York
      (which for purposes of this
      opinion I have assumed to be
      identical to the law of the
      State of Illinois), the Federal
      law of the United States and the
      Delaware General Corporation Law.

              This opinion letter is
      rendered to you in connection
      with the above described
      transactions.  This opinion
      letter may not be relied upon by
      you for any other purpose, or
      relied upon by, or furnished to,
      any other person, firm or
      corporation without my prior
      written consent.

               Very truly yours,